Exhibit 10.69
SECOND AMENDED AND RESTATED
PREFERRED VENDOR AGREEMENT
BY AND AMONG
CONNECTICUT GENERAL LIFE INSURANCE COMPANY
and
UNITED STATES PHARMACEUTICAL GROUP, LLC and
NATIONSHEALTH, INC.
as of
May 1, 2008
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This SECOND AMENDED AND RESTATED PREFERRED VENDOR AGREEMENT (this “Agreement”), dated as of May 1, 2008 (the “Effective Date”), is made and entered into by and between Connecticut General Life Insurance Company, a Connecticut corporation, (“CIGNA”), and UNITED STATES PHARMACEUTICAL GROUP, LLC, a Delaware limited liability company, (“USPG”) and NATIONSHEALTH, INC., a Delaware corporation and the indirect owner of all of the membership interest of USPG (“NationsHealth”).
WHEREAS, the Medicare Prescription Drug Benefit program was established by Section 101 of the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (the “MMA”) and is codified in Sections 1860D-1 through 1860D-41 of the Social Security Act (the “Act”) and created a new Part D, known as the Voluntary Prescription Drug Benefit Program (hereinafter referred to as “Part D”);
WHEREAS, pursuant to a contract between CIGNA and the Centers for Medicare and Medicaid Services (“CMS”), CIGNA is a Prescription Drug Plan (“PDP”) sponsor under Part D in each of the thirty-four Part D regions designated by CMS;
WHEREAS, as of the 2007 plan year, CIGNA is also a Medicare Advantage Private Fee for Service (“PFFS”) plan sponsor under Sections 1851 through 1859 of the Act and 42 C.F.R. Part 422 in numerous states;
WHEREAS, CIGNA, USPG and NationsHealth entered into this Agreement (then known as the Amended and Restated Preferred Vendor Agreement) on May 26, 2006, which constituted a restatement of the parties’ Strategic Agreement dated as of May 4, 2005, as amended by the parties on October 4, 2005, and February 20, 2006;
WHEREAS the parties now desire to amend and restate this Agreement in its entirety as described herein to, among other things, describe the services and compensation for such services with respect to the period from the Effective Date to the Transition Date (defined herein), and the services and compensation for such services with respect to the period from the Transition Date (defined herein) until the termination or expiration of this Agreement.
NOW, THEREFORE, in consideration of the covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
SERVICES AND OBLIGATIONS OF USPG
SECTION 1.01 General Responsibilities. USPG shall provide to CIGNA the services (collectively, the “Services”) set forth in this Article I. The Services shall consist of the following:
(a) The activities and responsibilities set forth in Section 1.03A to be undertaken until the Transition Date, which is defined as the later of (i) October 1, 2008 or (ii) the date identified in a written notice from CIGNA to USPG as the date on which USPG shall commence the activities and undertake the responsibilities set forth in Exhibit 1.03B; and
(b) The activities and responsibilities set forth in Section 1.03B, which shall commence on the Transition Date.
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Transition Implementation. Details with respect to the Parties’ conversion from the pre-Transition Date arrangement and operations to the post-Transition Date arrangement and operations hereunder shall be set forth in one or more Statements of Work to be executed by the parties.
Performance Standards. The Services shall be performed, at a minimum, consistent with the timeliness, accuracy and quality standards set forth in CMS instructions and guidelines, and in accordance with CIGNA’s contractual obligations to CMS, provided, however, that the Parties may agree to standards in addition, or in excess of, those established by CMS.
Additional Products. At CIGNA’s option, the Services shall be performed for CIGNA Medicare products in addition to the PDP and PFFS products, in which case, the definition herein of the term “Enrollee” shall be broadened automatically to include each eligible person who is directly or indirectly enrolled in such products; provided, however, if performance of the Services for CIGNA Medicare products (other than the PDP and PFFS products) requires capabilities, systems or resources in type or quantity that are materially different, as reasonably determined by USPG, from those required with respect to the PDP and PFFS products, then the parties will negotiate and mutually agree upon the compensation to be paid to USPG with respect to its provision of Services for such other CIGNA Medicare products. If the definition of “Enrollee” is broadened to include such other CIGNA Medicare products, then all of CIGNA’s representations and warranties applicable to the PDP and PFFS products hereunder shall automatically be deemed to apply to such other CIGNA Medicare products.
SECTION 1.02 Medicare Advantage and Part D Capabilities. USPG will develop the systems and infrastructure required to perform the Services in conformance with CMS regulations and guidance, as described in Exhibits 1.02A and 1.02B.
SECTION 1.03A Pre-Transition Date Services. USPG will make available the Services as described in Exhibit 1.03A and consistent with the standards of performance described therein and in conformance with CMS regulations and guidance as described in Exhibit 1.03A.
SECTION 1.03B Post-Transition Date Services. USPG will make available the Services as described in Exhibit 1.03B and consistent with the standards of performance described therein and in conformance with CMS regulations and guidance as described in Exhibit 1.03B.
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ARTICLE II
REPRESENTATIONS AND WARRANTIES OF CIGNA
SECTION 2.01 CIGNA hereby represents and warrants to USPG and NationsHealth as follows:
(a) Corporate Status; Authorizations. CIGNA is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Connecticut. CIGNA has the corporate power and authority, and all licenses, permits or other authorizations required for CIGNA to carry on its business as now conducted and as contemplated by this Agreement, except where the failure to possess any such authority, authorization, licenses, permits or other authorizations would not have a Material Adverse Effect. The execution, delivery and performance of this Agreement by CIGNA have been duly authorized by all necessary corporate action of CIGNA and this Agreement constitutes the valid and binding obligations of CIGNA enforceable against it in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar Laws affecting creditors’ rights generally, and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).
(b) Part D and PFFS Qualifications. CIGNA is a risk bearing entity licensed to provide health insurance benefits in each of the fifty states and the District of Columbia; has a pharmacy network that meets CMS access standards for a PDP sponsor; and otherwise qualifies for one or more Part D contracts and PFFS contracts.
(c) Part D and PFFS Contract Requirements. CIGNA will comply with all of the requirements imposed by any Part D or PFFS Contract it executes with CMS, provided, however, that CIGNA’s failure to comply with any such requirements will not be grounds for termination of this Agreement unless CMS terminates the Contract based on CIGNA’s failure to comply.
(d) State Licensure. CIGNA will continuously maintain all appropriate state insurance licenses, permits, or qualifications for the provision of its services to Enrollees under its Part D and PFFS Contracts.
ARTICLE III
COMPENSATION
SECTION 3.01 Determination of Compensation for Pre-Transition Date Services. The compensation to USPG for its Services as described in this Agreement shall be determined as described in Exhibit 1.03A for the Services performed until the Transition Date.
SECTION 3.02 Determination of Compensation for Post-Transition Date Services. The compensation to USPG for its Services as described in this Agreement shall be determined as described in Exhibit 1.03B for the Services performed from and after the Transition Date.
SECTION 3.03 No Double Payment. Services, staff and any other item or resource for which USPG is compensated under Exhibit 1.03A and/or a Statement of Work related to Exhibit 1.03A shall not also be eligible for compensation under Exhibit 1.03B and/or a Statement of Work related to Exhibit 1.03B.
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SECTION 3.04 Financial Reconciliation of Obligations under Exhibit 3.01 of the May 26, 2006 Amended and Restated Preferred Vendor Agreement. Exhibit 3.04 sets forth the parties’ reconciliation and satisfaction of certain financial obligations under the parties’ May 26, 2006 Amended and Restated Preferred Vendor Agreement.
SECTION 3.05 Acceptance of Preferred Vendor Status. CIGNA has designated USPG as a Preferred Vendor in connection with the provision of the Services.
SECTION 3.06 Triggers for, Payment of, and Computation of Preferred Vendor Fee.
(a) Triggers for Preferred Vendor Fee. USPG shall be entitled to a Preferred Vendor Fee with respect to the applicable CMS contract years in the event of the following conditions:
(i)	in the 2009 CMS contract year, if CIGNA directs that USPG provide the Services to less than [***] and the [***] is less than [***]; or
(ii)	in the 2010 CMS contract year, if CIGNA directs that USPG provide the Services to less than [***] [***]and the [***] is less than [***]; or
(iii)	in the 2011 CMS contract year, if CIGNA directs that USPG provide the Services to less than [***] and the [***] is less than [***]; or
(iv)	in the 2012 CMS contract year, if CIGNA directs that USPG provide the Services to less than [***] and the [***] is less than [***].
(b) Payment of Preferred Vendor Fee.
(i)
Within forty-five (45) days of the end of each calendar quarter, CIGNA will calculate whether USPG has earned an interim Preferred Vendor Fee for that quarter based on (A) the existence of conditions (i) , (ii), (iii), or (iv) above, and (B) the formula set forth in Section 3.06(c) for which the applicable period shall be year-to-date through the end of such calendar quarter.

(ii)
CIGNA shall reconcile any and all interim Preferred Vendor Fees paid to USPG in previous quarters during each CMS contract year against the total Preferred Vendor fee actually due and owing, if any, for such quarter and pay the net interim Preferred Vendor Fee to USPG before the last day of the forty-five (45) day period.

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(iii)
Within forty-five (45) days of the end of each CMS contract year, CIGNA shall reconcile any and all interim Preferred Vendor Fees paid to USPG during the year against the total Preferred Vendor Fee actually due and owing, if any, for such year based on the formula set forth in Section 3.06(c). USPG or CIGNA, as the case may be, shall pay to the other any amount owing to the other as determined by such reconciliation within ten (10) days of the last day of such forty-five (45) day period.

(c) Computation of Preferred Vendor Fee. The Preferred Vendor Fee shall equal
•	the lesser of (A) [***] or (B) [***]
•	minus [***];
•	multiplied by [***].
ARTICLE IV
ADDITIONAL AGREEMENTS
SECTION 4.01 Legal and Regulatory Compliance.
(a) Each Party shall carry out its duties and obligations under this Agreement in material compliance with all applicable Laws. USPG shall provide Services under this Agreement to Enrollees in accordance with the terms and conditions of this Agreement and shall abide by all applicable federal and state laws, regulations and CMS instructions, including the requirements of the Medicare statutes, CMS regulations, and CMS manuals, training materials and other subregulatory guidance, and CIGNA policies, including but not limited to CIGNA’s CMS-required compliance programs with respect to Medicare Part D and Medicare Advantage PFFS, as amended from time to time, and training thereon, provided, however, that such policies and compliance programs, as amended, shall have been furnished in writing to USPG which shall have a reasonable period of time for their implementation. With respect to CIGNA policies other than CIGNA’s CMS-required compliance program, CIGNA shall not require compliance by NationsHealth in excess of that required from CIGNA’s other Part D or PFFS subcontractors. USPG shall maintain all applicable licenses required to carry out its business activities and shall further comply with CIGNA policies and procedures and all applicable Laws to ensure that its Services are provided in a culturally competent manner to Enrollees, including those with limited English proficiency or reading skills, diverse cultural and ethnic backgrounds, and physical or mental disabilities.
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(b) USPG, in its status as a first tier Medicare Part D contracting entity, shall cooperate in CIGNA’s implementation of CMS’ Prescription Drug Benefit Manual Chapter 9—Part D Program to Control Fraud, Waste and Abuse (“Chapter 9”). USPG shall promptly investigate any suspected incidents of fraud, waste and abuse by USPG and cooperate fully with any CMS, Medicare Integrity Contractor, or law enforcement investigations thereof to the extent applicable to USPG’s responsibilities under this Agreement. USPG shall further cause any Part D downstream entities or related entities, as such entities are defined in Chapter 9, to cooperate in CIGNA’s implementation of Chapter 9. CIGNA shall be deemed to have delegated any of its compliance and fraud, waste and abuse program responsibilities to USPG only if and to the extent expressly set forth in this Agreement.
(c) In the event that USPG is required by regulatory authorities to obtain additional licenses necessary to permit it to perform the Services, or USPG determines that it is required to obtain such licenses, or in the event that CIGNA concludes in good faith after reasonable investigation that USPG is required to obtain such licenses, and USPG does not possess such licenses, then USPG shall have a period of ninety (90) days within which to file applications for such licenses. If, after one hundred twenty (120) days from the last day of such ninety (90) day period USPG does not possess at least [***] of such licenses, then CIGNA shall be entitled to terminate this Agreement For Cause pursuant to Section 5.04(a), [***], that in such instance the notice requirement and cure period contained in Section 5.04(a) shall not apply.
(d) In the event that USPG is ordered or otherwise formally requested by regulatory authorities to cease performing any of the Services, then USPG shall cease performing such Services in accordance with such order or formal request.
(e) If either of the events described in subsections (c) or (d), above, occurs, CIGNA may directly or through a third party, solicit and/or service Part D Enrollees or PFFS Enrollees in the state(s) or jurisdictions(s) with respect to which USPG is unable to so solicit and/or service because of its lack of licensure or the application of a governmental order or formal request that it cease such activities in such state(s) or jurisdiction(s).
(f) USPG and NationsHealth shall not employ or subcontract with any persons that have been excluded from participation in any federal health care program under § 1128 or 1128A of the Act (or with an entity that employs or contracts with such an individual) for the provision of any health care, utilization review, or administrative services with respect to Enrollees, nor shall either be wholly or partially owned or controlled by any persons that have been excluded from participation in any federal health care program under § 1128 or 1128A of the Act. If USPG, NationsHealth, or any of its employees or subcontractors is criminally convicted or has a civil judgment entered against it for fraudulent activities or is sanctioned under any federal program involving the provision of health care services, USPG and NationsHealth, upon becoming aware of such conviction, judgment or sanction, shall immediately notify CIGNA.
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(g) USPG and NationsHealth agree to abide by all federal and state Laws regarding confidentiality and disclosure for mental health records, medical records, other health information, including enrollment information, and information regarding an Enrollee. In addition, USPG and NationsHealth agree to abide by the confidentiality requirements established by CIGNA, CMS, the Medicare Advantage or Part D programs including, without limitation, HIPAA and regulations related to patient privacy promulgated pursuant thereto, including 45 C.F.R. Part 160 and 164. USPG and NationsHealth agree to maintain records and other information in a timely manner; to ensure timely access by Enrollees to the records and information that pertain to them; and to disclose such information only in accordance with federal Law.
(h) USPG shall comply with all applicable federal Laws in connection with its performance under this Agreement, including but not limited to the False Claims Act (31 U.S.C. §3729 et seq.) and State False Claims Acts, the Federal Health Care Program Anti-Kickback Act (42 U.S.C.§1320-7b(b)), the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and the HIPAA Administrative Simplification rules at 45 C.F.R. Parts 160, 162 and 164, applicable civil monetary penalties and exclusions, the prohibition on inducements to beneficiaries (42 U.S.C. §1320a-7a(a)(5)), and 42 C.F.R. §§400, 403, 411, 417, 422, 423, 1001 and 1003, requirements applicable to individuals and entities receiving Federal funds, requirements designed to prevent or ameliorate fraud, waste and abuse, and requirements governing participation in the Medicare Advantage and Part D programs.
SECTION 4.02 Inspection, Audit and Acceptance.
(a) CIGNA, its Affiliates, and CMS shall have the right, directly or through their designated auditors, at all reasonable times to inspect, audit, or otherwise evaluate the work performed or being performed by USPG, its supporting policies and procedures, including those related to data security, disaster recovery and back-up, as well as all data supplied, in the performance of this Agreement. If any inspection or evaluation is made by CIGNA or CMS on the premises of USPG or any of USPG’s suppliers, USPG or its suppliers shall provide at no additional charge all reasonable facilities and assistance for the safety and convenience of the personnel conducting the inspection or evaluation. The Secretary of Health and Human Services, the Comptroller General of the U.S. Government Accountability Office, or their designees shall have the right during the term of this Agreement and for a period of ten (10) years after termination of this Agreement, or ten (10) years from the final date of the contract period for CIGNA’s Medicare Advantage or Part D programs, or the date of any audit completion, or for such longer period provided for in 42 C.F.R. §422.504(i)(2) or other applicable Law, whichever is later, to audit, evaluate, or inspect any books, contracts, medical records, documents, papers, enrollee documentation, and other records of USPG, related entity, subcontractor, or transferee that pertain to any aspect of the Services provided under this Agreement, or as the Secretary may deem necessary to enforce the applicable Medicare Contract between CMS and CIGNA; and any audit, evaluation, or inspection covered by this Section 4.02(a) shall be at no additional charge to CIGNA, but each Party will be responsible for its own labor and out of pocket expenses.
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However, upon request of CIGNA to USPG or vice versa, USPG shall provide to CIGNA and CIGNA shall accept from USPG upon the termination or expiration of this Agreement all such books, contracts, medical records, documents, papers, enrollee documentation, and other records of USPG, related entity, subcontractor, or transferee that pertain to any aspect of the Services provided under this Agreement to enable CIGNA to directly make available all such information to the Secretary of Health and Human Services, the Comptroller General of the U.S. Government Accountability Office, or their designees for the aforementioned ten-year periods, or the date of any audit completion, or for such longer period provided for in 42 C.F.R. §422.504(i)(2) or other applicable Law, whichever is later, for such audit, evaluation or inspection. USPG and NationsHealth further represent, warrant, and covenant to CIGNA that, in connection with the performance of the Services hereunder, USPG and/or NationsHealth will not hold Enrollees liable for fees that are the responsibility of CIGNA.
(b) All Services provided by USPG for CIGNA, its Affiliates, and the Enrollees shall be in accordance with the requirements of this Agreement, including all schedules, annexes, exhibits and attachments, and shall be subject to rejection if such Services are nonconforming. No inspection or evaluation performed by CIGNA, its Affiliates, or CMS shall in any way relieve USPG of its obligation to furnish all required Services in strict accordance with the requirements of this Agreement. If any of the Services do not conform to the requirements of this Agreement, CIGNA shall have the right to require USPG to take such steps as are reasonably necessary to bring its performance into compliance including, but not limited to, requiring USPG to perform the work or services again in conformity with the applicable requirements at no cost to CIGNA or CMS.
SECTION 4.03 Representations and Covenants of USPG and NationsHealth.
(a) Contracting Capacity. USPG and NationsHealth represent, warrant and covenant that as to (1) themselves and their principals within the last five years, and (2) their employees and subcontractors that will be assigned to perform Services hereunder within the five-year period preceding their initial performance hereunder, to USPG and NationsHealth’s Knowledge: (i) are not debarred, suspended, proposed for debarment or suspension, or otherwise excluded or declared ineligible for the award of contracts by or participation in any Federal program, department or agency; (ii) have not been charged with, convicted of or had a civil judgment rendered against them for: commission of a fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; dishonesty or breach of trust including but not limited to violation of Federal or state antitrust statutes, commission of a fraud including but not limited to mail fraud or false representations, violation of fiduciary relationship, securities offenses, embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; (iii) have not been indicted for, or otherwise criminally or civilly charged by a government entity (Federal, state, or local) with, commission of any of the offenses enumerated in this Section; (iv) have not had one or more public agreements or transactions (Federal, state, or local) terminated for cause or default; and (v) have not been excluded from participation for a federal program, including but not limited to, Medicare, Medicaid, any federal health care programs under §1128 or §1129A of the Act or federal behavioral health care programs pursuant to Titles XI and XX of the Act, 42 U.S.C. § 1320a-7 and other applicable federal statutes.
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USPG and NationsHealth also represent, warrant, and covenant to CIGNA that USPG and/or NationsHealth have or will duly obtain all intellectual property rights necessary to perform its obligations under this Agreement. USPG and NationsHealth’s certification in this Section is a material representation of fact upon which CIGNA relied when this Agreement was entered into by the Parties. USPG and/or NationsHealth shall provide immediate written notice to CIGNA if, at any time during the term of this Agreement, USPG and/or NationsHealth learns that its certification in this Section was erroneous on the Effective Date of this Agreement or has become erroneous by reason of new or changed circumstances. If the circumstances causing such certification to be erroneous are curable, then USPG and NationsHealth shall have forty-five (45) days to cure such circumstances. Furthermore, if the circumstances causing such certification to be erroneous relate to a non-compliant employee or subcontractor in connection with Section 4.03(a)(2), above, then USPG and NationsHealth shall be deemed to have timely cured such circumstances, so long as USPG and/or NationsHealth completely removes such employee or subcontractor from performing any Services hereunder immediately upon learning that such employee or subcontractor is non-compliant with this Section. Subject to the foregoing cure provisions, if it is later determined that USPG’s and/or NationsHealth’s certification in this Section was erroneous on the original Effective Date (May 4, 2005) of this Agreement or has become erroneous by reason of new or changed circumstances, in addition to other remedies available to CIGNA, CIGNA may terminate this Agreement for convenience, at its sole discretion.
(b) Exclusions and Debarment Certifications. NationsHealth and USPG shall certify that (i) they have reviewed the HHS OIG exclusions and GSA debarment lists prior to hiring an employee or manager performing or responsible for any duties under this Agreement and (ii) any employee, downstream entity, or related entity who performs or is responsible for Part D duties under this Agreement who appears on such lists has been removed from any work directly or indirectly related to a federal health care program. The certifications shall be executed annually and delivered to CIGNA not later than thirty (30) days following the end of each calendar year for which this Agreement is effective.
(c) Conflict of Interest Certifications. NationsHealth and USPG shall execute a conflict of interest statement, attestation, or certification that they are free of any conflict of interest in administering Part D and PFFS benefits. The statement, attestation, or certification by NationsHealth and USPG shall be executed annually and delivered to CIGNA not later than thirty (30) days following the end of each calendar year for which this Agreement is effective. NationsHealth and USPG shall further cause any related or downstream entities with Part D responsibilities under this Agreement to execute and deliver annual conflict of interest statements, attestations, or certifications to NationsHealth and USPG. This subsection (c) is not intended to preclude NationsHealth or USPG from contracting with other Part D or PFFS plan sponsors or CMS.
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(d) Corporate Status; Authorizations. NationsHealth and USPG, respectively, are a corporation and a limited liability company duly incorporated or organized, validly existing and in good standing under the Laws of the state of Delaware. NationsHealth and USPG have the corporate power and authority, and all licenses, permits or other authorizations required to carry on their businesses as now conducted and as contemplated by this Agreement, except where the failure to possess any such authority, authorization, licenses, permits or other authorizations would not have a Material Adverse Effect and except as set forth on Exhibit 4.03(d). The execution, delivery and performance of this Agreement by NationsHealth and USPG have been duly authorized by all necessary corporate action and this Agreement constitutes the valid and binding obligations of NationsHealth and USPG enforceable against them in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar Laws affecting creditors’ rights generally, and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).
SECTION 4.04 Warranting and Certification of Data. Certain of the data (the “CMS data”) furnished by USPG or NationsHealth in connection with USPG’s performance of its obligations under this Agreement will be used by CIGNA to obtain payments from CMS, to support CIGNA’s bids for Medicare Program renewals and contracts with CMS in future years, or both. CIGNA and CMS will be acting in reliance on the accuracy, completeness, and truthfulness of any CMS data USPG or NationsHealth provides. USPG and NationsHealth agree to warrant the accuracy, completeness, and truthfulness of the CMS data that either furnishes pursuant to this Agreement to CMS. Any CMS data that is provided by USPG pursuant to this Agreement on a monthly, quarterly, or annual basis shall be certified by the duly authorized Chief Executive Officer, the Chief Financial Officer or other officer of USPG who reports directly to NationsHealth’s Chief Executive Officer or Chief Financial Officer. With respect to any data furnished by USPG and/or NationsHealth that CIGNA or its Affiliates will incorporate into data certified to CMS such certification shall state:
“I hereby certify that the data, information and statements set forth herein are accurate, complete, truthful and current to the best of my knowledge, information, and belief after reasonable investigation with respect thereto, and are made in good faith.
Signed:
Certifying Officer”
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SECTION 4.05 Compliance with Grievance Requirements. If and to the extent that USPG processes Enrollee grievances, then USPG shall cooperate and comply with all requirements of Medicare and CIGNA regarding the processing of Enrollee grievances as defined under Part D and Medicare Advantage and accompanying CMS regulations, including the obligation to provide information (including medical records and other pertinent information) to CIGNA within the time frame reasonably requested for such purpose, and shall process such grievances in accordance with Exhibits 1.03A and 1.03B.
SECTION 4.06 Privacy and Security of Certain Data. The Parties expect to be responsible for obtaining, analyzing, storing, transmitting, and reporting Protected Health Information, as defined in regulations, 45 C.F.R. Parts 160 and 164, implementing the Health Insurance Portability and Accountability Act of 1996, Pub. L. 104-191 (“HIPAA”). The Parties agree to comply with all applicable Federal and State privacy and security Laws including but not limited to the requirements of HIPAA and its implementing regulations, and 42 C.F.R. § 422.118 and § 423.136, as more fully described in the Business Associate Requirements set forth in Exhibit 4.06.
SECTION 4.07 Assignment and Subcontracting. Except as described on Exhibit 4.07, USPG and NationsHealth are solely responsible for the provision of the Services and their other obligations under this Agreement. Neither USPG nor NationsHealth may assign or transfer, in whole or in part, these obligations, any interest in this Agreement or any claim under this Agreement. Neither the entirety nor any part of this Agreement or any task order may be further subcontracted by USPG or NationsHealth without the prior written consent of CIGNA. CIGNA’s consent to the proposed replacement of USPG or NationsHealth’s contractors shown on Exhibit 4.07 shall not be unreasonably withheld. Each such subcontract shall require the subcontractor to comply with all provisions hereunder that apply to USPG and/or NationsHealth in connection with the Services it/they delegate to such subcontractor and all obligations hereunder that relate to the performance of such Services.
SECTION 4.08 Advance Consent to Assignment Among Affiliates of CIGNA. USPG and NationsHealth consent in advance to CIGNA’s assignment or transfer of all or part of its rights and obligations of under this Agreement to any CIGNA subsidiary or Affiliate (including any successor company of CIGNA pursuant to a reorganization by CIGNA and one or more of its Affiliates). Any such assignment and transfer shall be effective upon delivery of a written notice of assignment by CIGNA to USPG or NationsHealth and shall be subject to Section 10.05 of this Agreement.
SECTION 4.09 Delegation of Duties. The parties acknowledge that CIGNA oversees and is accountable to CMS for any functions or responsibilities described in CMS’ Medicare Program regulations and, upon becoming a PDP and/or PFFS sponsor, will monitor the performance of USPG on an ongoing basis. USPG and NationsHealth shall perform their obligations under this Agreement in a manner consistent with and in compliance with CIGNA’s contractual obligations under CIGNA’s Medicare contracts with CMS. In the event that CIGNA delegates to USPG or NationsHealth any function or responsibility imposed pursuant to CIGNA’s contracts with CMS, such delegation shall be subject to the requirements set forth in 42 C.F.R. § 422.504(i)(4) and 42 C.F.R. § 423.505(i)(4), as they may be amended over time. In addition, any delegation by USPG or NationsHealth of functions or responsibilities imposed pursuant to this Agreement shall be subject to the prior written approval of CIGNA and shall also be subject to the requirements set forth in 42 C.F.R. § 422.504(i)(5) and 42 C.F.R. § 423.505(i)(5), as they may be amended over time. USPG and NationsHealth shall promptly supplement and amend their permitted subcontracts to include CMS’ requirements applicable to subcontractors. USPG and NationsHealth agree that CIGNA or its Affiliates may, at their option, outsource various functions of its Medicare contract with CMS.
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SECTION 4.10 Document Retention, Audit Rights. Each Party shall retain, in accordance with standard and accepted practices, such financial, accounting, and administrative records related to the services it is obligated to provide under this Agreement for such period as is necessary to comply with applicable Law, but in no event less than ten (10) years after the date such documents and information are created or obtained, or longer under the conditions enumerated in 42 C.F.R. § 423.505(e)(4). Subject to applicable Law, during the term of this Agreement CIGNA, on one hand, and USPG and NationsHealth, on the other hand, may reasonably conduct (or have conducted on its behalf), at its own expense, one audit each year of the other Party with respect to relevant documents and data in the possession of such other Party and with reasonable access to relevant personnel of such other Party upon reasonable notice solely for the purposes of confirming compliance with obligations undertaken pursuant to this Agreement including those that are required to be reported to an applicable government agency; provided, however, that such audits may be performed more frequently to the extent necessary to respond to a request by CMS or another government agency. The terms of the confidentiality provisions set forth in Article VII herein shall apply to any such audits. Such audit rights will be available following termination of this Agreement to the extent necessary to respond to a request by a customer, Governmental Authority, provider or other relevant party and for a Party’s need to manage litigation and to determine compliance with this Agreement or applicable Laws.
SECTION 4.11 Cash Balance Information Access; Provision of Financial Statements. NationsHealth shall provide CIGNA with daily password protected, read-only access to its aggregate cash balances, as well as weekly electronic reports with respect to its weekly cash balances. The foregoing daily access and weekly reporting requirements shall be suspended as of the date on which NationsHealth has had at least [***] in aggregate cash balances for a period of [***] consecutive days, and shall be replaced by NationsHealth’s provision of a monthly statement to CIGNA of its aggregate cash balances until such time as NationsHealth’s monthly cash balance falls below [***]. Thereafter, NationsHealth’s obligation to provide daily password protected, read-only access to its aggregate cash balances and weekly electronic reports to CIGNA with respect to its weekly cash balances shall resume. In the event that NationsHealth becomes privately held, it shall provide CIGNA with NationsHealth’s and USPG’s quarterly unaudited financial statements and annual audited financial statements upon CIGNA’s request.
SECTION 4.12 Notice of Material Changes in Enrollment Levels. CIGNA shall use its best efforts to provide NationsHealth with reasonable advance notice of anticipated material changes in enrollment levels in the PDP and PFFS Plans to permit NationsHealth to facilitate its capacity planning activities.
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SECTION 4.13 Cooperation with New Service Provider. Upon CIGNA’s request, USPG shall provide reasonable assistance and cooperation to CIGNA and/or another service provider designated by CIGNA to facilitate the transfer of any portion of the Services which CIGNA has notified USPG will be transitioned to CIGNA or to such other service provider; provided, however, that prior to USPG’s provision of any such assistance or cooperation, USPG and CIGNA shall have mutually agreed upon a “Statement of Work,” including reasonable compensation to be paid to USPG, in exchange for such assistance.
SECTION 4.14 Data Reporting Submissions. USPG and NationsHealth agree to provide CIGNA all information necessary for CIGNA to meet its data reporting obligations to CMS under 42 C.F.R. § 422.516, 42 C.F.R. § 423.514 and other applicable Laws.
ARTICLE V
AGREEMENT CONTINGENT;
TERM AND TERMINATION
SECTION 5.01 Agreement Contingent on CMS Acceptance of CIGNA Applications. This Agreement is expressly contingent upon CMS’ acceptance of the applications submitted by CIGNA and the award of Part D and PFFS contracts to CIGNA and such contracts being in full force and effect.
SECTION 5.02 Term of this Agreement. The initial term of this Agreement shall be from the Effective Date until September 30, 2012. This Agreement shall renew for successive one (1) year renewal terms thereafter unless either Party provides written notice of nonrenewal to the other not later than July 1 of any one-year renewal term or the final year of the initial term.
SECTION 5.03 Termination. Each Party may terminate this Agreement For Cause by providing written notice to the other Party, provided, however, that neither of USPG or NationsHealth may cause a termination of this Agreement by providing a notice of termination to the other. If For Cause notice is given regarding any of the events set forth in Section 5.04 (a), (b), (c), and (f) the effective date of termination shall be either (i) the expiration of the applicable cure period, or (ii) if there is no applicable cure period, forty-five (45) days after the date written notice of termination is received by the other Party. In the event a For Cause notice is given regarding any of the events set forth in Section 5.04(d) or (e) the effective date of termination will be the date that such notice is received by the other Party.
SECTION 5.04 For Cause. “For Cause” termination shall mean the following:
(a) As to a nonbreaching Party, the other Party’s breach of any of the terms and conditions of this Agreement that causes a Material Adverse Effect on the non-breaching Party, and remains uncured following written notice and a reasonable opportunity to cure, which shall not be less than ninety (90) days from the date of written notice of such breach.
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(b) As to a nonbreaching Party, if a default occurs on a payment required to be made by the breaching Party relating to the PDP or a PFFS Contract.
(c) As to a nonbreaching Party, if a Party is adjudicated to have committed fraud in a civil proceeding or otherwise settles a civil fraud action involving the United States for a material amount, or a criminal action is filed by a governmental agency against a Party arising out of, or relating to, the Medicare Advantage or Part D programs, or a Party is excluded or debarred from participation in any federal or state health care program pursuant to 42 U.S.C. § 1320a-7.
(d) As to a nonbreaching Party, if a Party: (i) is unable to pay its debts generally as they become due; (ii) makes a voluntary assignment for the benefit of creditors; (iii) is declared insolvent in any proceeding; (iv) commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself, any of its property, assets or debts under any bankruptcy, insolvency or other similar Laws now or hereafter in effect or petitions or applies to any tribunal for the appointment of a receiver, liquidator, custodian or trustee for such Party under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, liquidation, or dissolution Law of any jurisdiction now or hereafter in effect; or (v) is named as a debtor party in such petition, application, case or proceeding and it indicates its approval thereof, consents thereto, acquiesces therein or acts in furtherance thereof, or if such petition, application, case or proceeding is not dismissed or stayed for a period of sixty (60) days after it is commenced, or is the subject of any order appointing any such receiver, liquidator, custodian or trustee or approving the petition in any such case or proceeding.
(e) [***]
(f) As to CIGNA, a failure by USPG to comply with one or more of the Service Levels contained in Exhibit 5.04A pre-Transition Date or Exhibit 5.04B post-Transition Date that causes CIGNA to incur a Material Adverse Effect and which remains uncured following written notice from CIGNA to USPG and a reasonable opportunity to cure, which shall not be less than sixty (60) days from the date of written notice of such failure.
(g) As to USPG, if (A) for the first five months of any CMS contract year CIGNA directs USPG to provide the Services to less than [***] of the monthly average of the total Enrollees and the monthly average of Enrollees to whom USPG provided the Services was less than [***]; and (B) CIGNA has not issued a For Cause termination notice under Sections 5.03 and 5.04. USPG must provide written notice of this termination by July 1 of the CMS contract year that condition (A) exists. In the event that all the above conditions are met, USPG shall be entitled to the Preferred Vendor Fee, to be computed and paid under Sections 3.06(c) and (b) respectively, for the CMS contract year in which USPG provides the written notice thereof and all subsequent CMS contract years through 2012.
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SECTION 5.05 Optional Extension of Counter-Party Performance in Connection With Early Termination. Following the termination of this Agreement prior to the initial term described in Section 5.02 pursuant to Section 5.04 (a), (b), (c), or (g) above, the party subject to a termination For Cause shall, at the election of the other party, agree to honor the terms and conditions of this Agreement through December 31 of the year following the year in which the termination is effective, or such shorter time as the party requesting performance may specify, provided however, that if such a continuation of performance creates a substantial financial hardship to USPG, then the parties shall meet and confer in good faith concerning potential compensation to USPG based on a fee-for-service or “cost plus” basis for the duration of USPG’s continued performance.
SECTION 5.06 Option to Acquire Servicing Assets; Rights in Cardholder Data; Option to Employ Personnel; No Preclusion on Marketing by USPG and NationsHealth.
(a) Option to Acquire Servicing Assets.
(i) Pre-Transition Date. Prior to the Transition Date, the following provisions shall apply: In the event of a termination of this Agreement by CIGNA For Cause pursuant to subsections (a), (d), (e), or (f) of Section 5.04, above, or in the event that USPG and NationsHealth change their business operations such that they no longer offer the Services, then CIGNA shall have the option to acquire, which option must be exercised within thirty (30) days of the final date on which USPG renders Services pursuant to this Agreement, the assets required to deliver all or part of the Services described in Exhibits 1.03A and 1.03B. CIGNA shall have the option to acquire such physical assets from USPG and/or NationsHealth at their fair market value. NationsHealth may decline to sell such physical assets to CIGNA, in which instance CIGNA may acquire similar assets from third party vendors. NationsHealth and/or USPG will provide know how, expertise, and personnel resources to assist CIGNA, without cost to CIGNA, in replicating the functionality of such assets. Prior to the effective date of such termination, CIGNA may notify USPG or NationsHealth of CIGNA’s intent to exercise such option so that the transfer of such assets will occur simultaneously with the termination. Further, in the event of such termination, CIGNA shall have the option to acquire from USPG and/or NationsHealth, without cost to CIGNA, the intangible assets required to deliver all or part of the Services, including system specifications and configurations, software code, training and policy manuals, marketing plans and other information used by USPG or NationsHealth in the performance of the Services described in the foregoing exhibits through a grant by USPG and/or NationsHealth to CIGNA of a royalty-free perpetual license for such intangible assets to the extent of the authority of USPG and/or NationsHealth to grant such a license.
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(ii) Post-Transition Date. From and after the Transition Date, the following provisions shall apply: In the event of a termination of this Agreement by CIGNA For Cause pursuant to subsections (d) or (e) of Section 5.04, above, or in the event that USPG and NationsHealth change their business operations such that they no longer offer the Services, then CIGNA shall have the option to acquire, which option must be exercised within thirty (30) days of the final date on which USPG renders Services pursuant to this Agreement, the assets required to deliver all or part of the Services described in Exhibit 1.03B. CIGNA shall have the option to acquire such physical assets from USPG and/or NationsHealth at their fair market value. NationsHealth may decline to sell such physical assets to CIGNA, in which instance CIGNA may acquire similar assets from third party vendors. NationsHealth and/or USPG will provide know how, expertise, and personnel resources to assist CIGNA, without cost to CIGNA, in replicating the functionality of such assets. Prior to the effective date of such termination, CIGNA may notify USPG or NationsHealth of CIGNA’s intent to exercise such option so that the transfer of such assets will occur simultaneously with the termination. Further, in the event of such termination, CIGNA shall have the option to acquire from USPG and/or NationsHealth, without cost to CIGNA, the intangible assets required to deliver all or part of the Services, including system specifications and configurations, software code, training and policy manuals, marketing plans and other information used by USPG or NationsHealth in the performance of the Services described in the foregoing exhibits through a grant by USPG and/or NationsHealth to CIGNA of a royalty-free perpetual license for such intangible assets to the extent of the authority of USPG and/or NationsHealth to grant such a license.
(b) Option to Employ Personnel.
(i) Pre-Transition Date. Prior to the Transition Date, the following provisions shall apply: In the event of a termination of this Agreement by CIGNA For Cause pursuant to subsections (d) or (e) of Section 5.04, above (or in the event that USPG and NationsHealth change their business operations such that they no longer offer the Services) and upon CIGNA’s delivery to NationsHealth of a notice of interest to hire or otherwise retain certain specified personnel of NationsHealth or USPG, including specified member service agents, to facilitate the continuous provision of any or all of the Services, USPG shall not terminate, reassign or otherwise remove such personnel prior to the effective date of termination hereunder, and shall facilitate, prior to the effective date of termination hereunder, CIGNA’s communication with, and access to, such personnel to enable CIGNA to solicit and hire or otherwise retain them.
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NationsHealth agrees to waive any applicable non-compete agreements with respect to such personnel, but only in connection with their retention by or employment with CIGNA and not in connection with third parties. All such personnel shall still be subject to any confidentiality or non-disclosure agreements or covenants in favor of NationsHealth and/or USPG, and NationsHealth and USPG are under no obligation whatsoever to waive any such confidentiality or non-disclosure agreements or covenants, except with respect to information otherwise protected under such agreements or covenants which relates to the Services hereunder. Prior to the effective date of such termination, CIGNA may notify USPG or NationsHealth of CIGNA’s intent to exercise such option so that CIGNA’s employment of such personnel will occur simultaneously with the termination.
(ii) Post-Transition Date. From and after the Transition Date, the following provisions shall apply: In the event of a termination of this Agreement by CIGNA For Cause pursuant to subsections (d) or (e) of Section 5.04, above (or in the event that USPG and NationsHealth change their business operations such that they no longer offer the Services) and upon CIGNA’s delivery to NationsHealth of a notice of interest to hire or otherwise retain certain specified personnel of NationsHealth or USPG, including specified member service agents, to facilitate the continuous provision of any or all of the Services, USPG shall not terminate, reassign or otherwise remove such personnel prior to the effective date of termination hereunder, and shall facilitate, prior to the effective date of termination hereunder, CIGNA’s communication with, and access to, such personnel to enable CIGNA to solicit and hire or otherwise retain them. NationsHealth agrees to waive any applicable non-compete agreements with respect to such personnel, but only in connection with their retention by or employment with CIGNA and not in connection with third parties. All such personnel shall still be subject to any confidentiality or non-disclosure agreements or covenants in favor of NationsHealth and/or USPG, and NationsHealth and USPG are under no obligation whatsoever to waive any such confidentiality or non-disclosure agreements or covenants, except with respect to information otherwise protected under such agreements or covenants which relates to the Services hereunder. Prior to the effective date of such termination, CIGNA may notify USPG or NationsHealth of CIGNA’s intent to exercise such option so that CIGNA’s employment of such personnel will occur simultaneously with the termination.
(c) No Loss of Rights in Cardholder Data; No Preclusion on Marketing by USPG and NationsHealth. No termination of this Agreement shall be deemed by CIGNA to constitute a transfer or assignment by USPG or NationsHealth to CIGNA of data developed by USPG or NationsHealth concerning participants in NationsHealth’s prescription card program or to constitute a prohibition on marketing activities by NationsHealth or USPG with respect to such participants.
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ARTICLE VI
CONFIDENTIALITY; USE OF INTELLECTUAL PROPERTY;
ENROLLEE DATA; EXCLUSIVITY
SECTION 6.01 Confidentiality. Prior to entering into this Agreement the Parties have each committed substantial resources to developing the arrangements described in this Agreement. The Parties specifically acknowledge that to induce each other to enter into this Agreement each Party specifically confirms that all Confidential Information received from the other party at any time shall remain confidential during the term of this Agreement and shall be used only in furtherance of the business relationships contemplated by the provisions of this Agreement. In this regard, each Party agrees that any Confidential Information provided to it will only be provided to its employees on a “need to know” basis, and will be treated with at least as much care as the receiving party provides for its own Confidential Information (and in no event treated with any less than a high degree of confidentiality.)
SECTION 6.02 Use of Proprietary Information.
(a) Notwithstanding anything to the contrary in this Agreement, NationsHealth and USPG reserves all right, title and interest in and to, and all control of the use of NationsHealth or USPG’s copyrights, patents, service marks, trademarks, designs, logos, brand names, Internet “URL” addresses, World Wide Web sites and all right, title and interest in and to any trade names, fictitious business names, and all other intellectual property rights (collectively, “NationsHealth/USPG Intellectual Property”), including all right, title and interest, including any license rights it has, in and to the name of NationsHealth or USPG, and any derivation thereof and including NationsHealth/USPG New Intellectual Property (as defined below). CIGNA shall not, and shall ensure that CIGNA’s Affiliates do not, use any of NationsHealth/USPG Intellectual Property in materials supplied to Employer Groups, prospective Employer Groups, Enrollees or otherwise without NationsHealth’s and USPG’s express and specific prior written consent. To the extent applicable, CIGNA hereby assigns, transfers and conveys irrevocably and perpetually to NationsHealth or USPG all of its worldwide right, title and interest in and to any and all NationsHealth/USPG Intellectual Property. “NationsHealth/USPG New Intellectual Property” means all developed materials and other intellectual property that (a) are conceived, created or developed in connection with or in the course of providing the Services and are modifications, enhancements, adaptations or derivative works of or derived from or based on the NationsHealth Data or any NationsHealth/USPG Intellectual Property in all cases, regardless of who makes such modifications, enhancements, adaptations and derivative works but specifically excluding modifications, enhancements, adaptations or derivative works of or derived from or based on the CIGNA Data or any CIGNA Intellectual Property, or (b) are conceived, created or developed to address, execute or embody a NationsHealth/USPG-specific product, service, business process, including any modifications, enhancements, adaptations and/or derivative works of or based on any of the foregoing, in all cases, regardless of who conceives, creates, develops or makes any of the foregoing. For the avoidance of doubt, “NationsHealth/USPG New Intellectual Property” does not include CIGNA Intellectual Property generally applicable to CIGNA’s business.
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(b) Notwithstanding anything to the contrary in this Agreement, CIGNA and its Affiliates reserve all right, title and interest in and to, and all control of the use of, CIGNA’s copyrights, patents, service marks, trademarks, designs, logos, brand names, Internet “URL” addresses, World Wide Web sites and all right, title and interest in and to any trade names, fictitious business names and all other intellectual property rights (collectively “CIGNA Intellectual Property”) including all right, title and interest, including any license rights it has, in and to the names “CIGNA,” “CIGNA HealthCare,” “CIGNA Companies,” “Connecticut General Life Insurance Company,” and any derivation thereof and including CIGNA New Intellectual Property. USPG and NationsHealth shall not, and shall ensure that USPG’s and NationsHealth’s Affiliates do not, use any CIGNA Proprietary Information in materials supplied to Employer Groups, prospective Employer Groups, Enrollees or otherwise without CIGNA’s prior express and specific prior written consent. To the extent applicable, USPG and NationsHealth hereby assign, transfer and convey irrevocably and perpetually to CIGNA all of their worldwide right, title and interest in and to any and all CIGNA Intellectual Property. “CIGNA New Intellectual Property” means all developed materials and other intellectual property that (a) are conceived, created or developed in connection with or in the course of providing the Services and are modifications, enhancements, adaptations or derivative works or derived from or based on the CIGNA Data or CIGNA Confidential Information or any CIGNA Intellectual Property in all cases, regardless of who makes such modifications, enhancements, adaptations and derivative works of or derived from or based on the CIGNA Data or any CIGNA Intellectual Property but specifically excluding modifications, enhancements, adaptations and derivative works derived from or based on the NationsHealth Data or any NationsHealth /USPG Intellectual Property, or (b) are conceived, created or developed to address, execute or embody a CIGNA-specific product, service, business process, including any modifications, enhancements, adaptations and/or derivative works of or based on any of the foregoing, in all cases, regardless of who conceives, creates, develops or makes any of the foregoing. For the avoidance of doubt, “CIGNA New Intellectual Property” does not include NationsHealth/USPG Intellectual Property generally applicable to USPG’s or NationsHealth’s business.
SECTION 6.03 Data. The use and management of CIGNA Data by USPG and/or NationsHealth shall be as described in Exhibit 6.03. The use and management of NationsHealth Data by CIGNA shall be as described in Exhibit 6.03.
ARTICLE VII
SURVIVAL; INDEMNIFICATION
SECTION 7.01 Survival of Representations and Warranties. Notwithstanding any investigation made by or on behalf of the Parties hereto, the results of any such investigation, or the knowledge of USPG or NationsHealth or knowledge of CIGNA (regardless of how obtained), the representations and warranties contained in Articles II and IV hereof and the indemnification obligations of the Parties with respect thereto, and the provisions of Article VIII, shall survive the expiration or termination of this Agreement for a period of one (1) year following such expiration or termination, subject to the terms and conditions of this Article VII.
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SECTION 7.02 Mutual Indemnification.
(a) Subject to the terms and conditions of this Article VII, USPG and NationsHealth shall hold harmless and indemnify CIGNA and its Affiliates from any claims, losses, damages, liabilities, costs, expenses or obligations, including reasonable attorney’s fees and expenses related to the performance of this Agreement (collectively, “Losses”) that arise out of or result from (i) the breach of any representation or warranty of USPG under this Agreement, or (ii) the negligence or willful misconduct of USPG, its officers, employees and agents in the performance of USPG’s obligations under this Agreement.
(b) Subject to the terms and conditions of this Article VII, CIGNA shall hold harmless and indemnify USPG and NationsHealth from any Losses that arise out of or result from (i) the breach of any representation or warranty of CIGNA under this Agreement, or (ii) the negligence or willful misconduct of CIGNA, its officers, employees and agents in the performance of CIGNA’s obligations under this Agreement.
SECTION 7.03 Method of Asserting Third-Party Claims.
(a) As used in this Agreement, “Notifying Party” refers to any Party who claims entitlement to indemnification under Section 7.02 for losses resulting from a third-party claim. The “Indemnifying Party” refers to the Party obligated to indemnify the Notifying Party under Section 7.02.
(b) In the event any Notifying Party is made a defendant in or party to any claim instituted by any third party for which the Notifying Party may be entitled to indemnification under Section 7.02, the Notifying Party shall give the Indemnifying Party prompt notice thereof. The failure to give such notice shall not affect any Notifying Party’s ability to seek reimbursement unless, and only to the extent that, such failure has a detrimental effect on the Indemnifying Party’s ability to defend successfully the claim. The Indemnifying Party shall be entitled to contest and defend such claim, provided that the Indemnifying Party: (i) has a reasonable basis for concluding that such defense may be successful; and (ii) diligently contests and defends such claim.
(c) Notice of the intention so to contest and defend shall be given by the Indemnifying Party to the Notifying Party within fifteen (15) business days after the Notifying Party’s notice of such claim. The Indemnifying Party shall use reputable attorneys of its choosing to conduct such contest and defense. The Notifying Party shall be entitled at any time, at its own cost and expense (which expense shall not constitute a Loss for which the Notifying Party can be indemnified under Section 7.02), to participate in such contest and defense and to be represented by attorneys of its own choosing. The Notifying Party shall give the Indemnifying Party notice that it intends to participate in such contest and defense.
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(d) If the Notifying Party elects to participate in such defense, the Notifying Party shall cooperate with the Indemnifying Party in the conduct of the defense. Whether or not the Notifying Party elects to participate in such defense, neither the Notifying Party nor the Indemnifying Party may concede, settle or compromise any claim without notifying the other Party and without the Indemnifying Party’s consent if the settling party is the Notifying Party, which consent shall not be unreasonably withheld.
(e) Notwithstanding any provision in this Agreement to the contrary, if: (i) a claim from a third party seeks relief in the form of a material obligation of the Notifying Party other than an obligation to pay monetary damages; (ii) the subject matter of a claim relates to the ongoing business of the Notifying Party, which claim, if decided against the Notifying Party, would adversely effect the ongoing business (including, without limitation, requiring any material change in the business practices of the Notifying Party) of the Notifying Party; or (iii) the Notifying Party would not be fully indemnified under Section 7.02 or released with respect to such claim, then, in each such case, the Notifying Party shall be entitled to contest and defend such claim, the expense of which shall constitute a Loss for which the Notifying Party can be indemnified under Section 7.02 (and the Indemnifying Party may participate); provided, however, that any settlement or compromise shall require the consent of the Indemnifying Party, which consent shall not be unreasonably withheld, and, if the Notifying Party does not contest and defend such claim, the Indemnifying Party shall then have the right to contest and defend (but not settle) such third party claim.
(f) Any dispute between the Parties about the applicability of any Party’s indemnification rights or obligations under Section 7.02 or the method of asserting claims under this Section 7.03 shall be resolved in accordance with the dispute resolution provisions set forth in Article VIII.
SECTION 7.04 Limitations on Indemnification. Except as set forth in Article VIII, the rights set forth in Section 7.02 shall be each Party’s sole and exclusive remedies against the other Party hereto for any Losses. No Party shall be entitled to any recovery under this Agreement for its own special, consequential, incidental or punitive damages. The limitations set forth in this Section 7.04 shall not apply to any Losses that have resulted proximately from any fraudulent act of the Indemnifying Party or its directors, officers, employees, agents or representatives.
SECTION 7.05 Insurance. During the term of this Agreement, the Parties shall each maintain adequate insurance related to the operation of their respective businesses and their respective obligations under this Agreement. At a minimum, each of the Parties shall maintain insurance from a third party that is rated a minimum of “A-” in Best’s Insurance Guide of the type and in the amounts set forth below:
(a) statutory worker’s compensation in accordance with applicable Laws;
(b) employer’s liability insurance in an amount of not less than [***] per occurrence;
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(c) commercial general liability including bodily injury, property damage, owners and contractors protective liability, products and completed operations liability and contractual liability with a combined single limit of not less than [***];
(d) automobile liability covering all vehicles owned, non-owned, hired and leased with a combined single limit for bodily injury and property damage of not less than [***]; and
(e) professional liability and errors and omissions insurance in an amount of not less than [***] per claim.
ARTICLE VIII
DISPUTE RESOLUTION
SECTION 8.01 Disputes. This Article VIII sets forth the sole source of remedies available to the Parties with regard to any and all disputes between them arising in connection with this Agreement (hereinafter referred to as “Disputes”) including all questions of arbitrability, the existence, validity, scope or termination of this Agreement or any term thereof; provided, however, that the Parties agree that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that a Party may, in its discretion, apply to a court of law or equity of competent jurisdiction located in a venue set forth in Section 10.09 for specific performance and injunctive relief in order to enforce or prevent any violations of this Agreement and any Party against whom such proceeding is brought hereby waives the claim or defense that such Party has an adequate remedy at law and agrees not to raise the defense that the other Party has an adequate remedy at law. The Parties shall work together in good faith to resolve any and all Disputes.
SECTION 8.02 Commencing Arbitration. If the parties are unable to resolve any such Dispute or agree upon appropriate action within thirty (30) days following the date one Party sent written notice of the Dispute, or such other period of time as mutually agreed between the Parties, and if a Party wishes to pursue the Dispute, such Party may thereafter submit the Dispute to binding arbitration in accordance with the American Arbitration Association’s Procedures for Large, Complex Commercial Disputes, as they may be amended from time to time (see http://www.adr.org). Any arbitration proceeding under this Agreement shall be conducted in Hartford, Connecticut. The arbitrator(s) may construe or interpret but shall not vary or ignore the terms of this Agreement and shall be bound by controlling Law. The arbitrator(s) shall have no authority to award special, consequential, incidental or punitive damages.
SECTION 8.03 Decision Binding; Federal Arbitration Act. The decision of the arbitrator(s) regarding the Dispute will be binding, and judgment on the award may be entered in any court having jurisdiction thereof. The Parties acknowledge that because this Agreement affects interstate commerce, the Federal Arbitration Act applies.
SECTION 8.04 Waiver; Survival. In the event any court determines that this arbitration procedure is not binding or otherwise allows litigation involving a Dispute to proceed, the Parties hereby waive any and all right to trial by jury in, or with respect to, such litigation. This Article VIII shall survive any termination of this Agreement.
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ARTICLE IX
DEFINITIONS
SECTION 9.01 Defined Terms.
When each of the following terms is used in this Agreement it shall have the meaning stated below:
“Affiliate” with respect to any Person means a Person that directly or indirectly, through one or more intermediaries, Controls, is controlled by, or is under common control with, the first mentioned Person.
“CIGNA Data” means, collectively, all data and information (a) relating to providers, enrollees, and customers of CIGNA, or (b) CIGNA’s Confidential Information, or (c) CIGNA’s Intellectual Property, or (d) to which USPG or NationsHealth have access by or through CIGNA in connection with the provision of the Services, or (e) any and all knowledge, experience or know-how gained by CIGNA during the course of this Agreement.
“Confidential Information” means information about a Party’s customers, business practices and procedures, and the proprietary business information of a Party.
“Contract” means any written or oral contract, agreement, commitment, insurance policy, arrangement or understanding.
“Control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly or as member or trustee, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock or as member or trustee, by Contract or credit arrangement or otherwise.
“Domiciled” means the locality in which an Employer Group’s principal executive offices are located.
“Dual Eligibles” means persons who are eligible for both Medicare and Medicaid.
“Employer Group” means any employer, labor union, Governmental Authority or other legally organized group of individuals, and the covered dependents of the persons associated therewith, or an entity which directly or indirectly contracts to provide a prescription drug benefit, including an employer-sponsored nonstatutory customized Medicare “wrap” or PDP program.
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“Enrollee” means each eligible person enrolled directly, or indirectly, in a CIGNA-sponsored individual (not group or employer) PDP or a CIGNA-sponsored individual (not group or employer) PFFS Plan.
“Governmental Authority” means any government or political subdivision thereof, whether federal, state or local (including counties and cities), or any court, agency, commission, department, district, or other instrumentality of any such government or political subdivision.
“Law” means the common law and any statute, ordinance, code or other law, rule, regulation, order, standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority with proper jurisdiction over the Parties, or the activities of the Parties.
“Material Adverse Effect” means any change, effect, fact, event or circumstance that, individually or when taken together with all such other changes, effects, facts, events or circumstances is or may reasonably be expected to be materially adverse to the condition (financial or otherwise), results of operations, business, properties, prospects, assets, liabilities, or operations of a Party’s business, as the case may be, or to the ability of a Party to consummate the transactions contemplated by this Agreement.
“Medicare Program” means, collectively, the programs created by Congress in the Act, including without limitation, the implementation of the Medicare Part D Prescription Drug Benefit Program and the Medicare Advantage Private Fee for Service Program, including any regulations or CMS pronouncements and any future amendments.
“NationsHealth Data” means, collectively, (a) all data and information concerning customers, participants, and prospects of USPG or NationsHealth, excluding Part D and PFFS-specific Data developed in connection with this Agreement, or (b) NationsHealth’s or USPG’s Confidential Information, or (c) NationsHealth/USPG Intellectual Property, or (d) any and all knowledge, experience or know-how gained by NationsHealth or USPG during the course of this Agreement.
“Part B Supplies” means medical supplies consisting of, but not limited to, prescription drugs, durable medical equipment, diabetes supplies, oxygen or other respiratory supplies, and ostomy supplies and any related services that are furnished by the supplier to Medicare beneficiaries on an outpatient basis and that are reimbursed under Part B of the Medicare program.
“Parties” means USPG, NationsHealth, and CIGNA and its Affiliates.
“Person” means an individual, corporation, partnership, association, limited liability company, trust, unincorporated organization, Governmental Authority or other entity or group (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended).
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“Preferred Vendor” means a vendor with which CIGNA has contracted, or to which CIGNA has assigned responsibility, for the provision of Services or similar services in consideration for, among other things, a Preferred Vendor Fee.
“Preferred Vendor Fee” means the fee described in Section 3.06 of this Agreement.
“Tax” means any federal, state, county, local, foreign or other tax (including, without limitation, income taxes, premium taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, ad valorem taxes, severance taxes, capital levy taxes, transfer taxes, withholding, employment and payroll-related taxes, property taxes and import duties), and includes interest, additions to tax assessments, fines and penalties with respect thereto.
ARTICLE X
GENERAL PROVISIONS
SECTION 10.01 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted to the other party’s facsimile number, and shall be effective upon receipt, if delivered personally, the next business day if sent by reputable overnight express courier, charges prepaid, or, if mailed, three (3) days after deposit with the United States Postal Service, certified mail, return receipt requested, postage prepaid, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like changes of address) or upon receipt if sent by electronic transmission to the facsimile number specified below (provided a confirmation copy is sent by reputable overnight express courier, charges prepaid):
If to USPG or NationsHealth:
Glenn Parker, M.D.
NationsHealth, Inc.
13630 NW 8th Street
Suite 210
Sunrise, Florida 33325
Facsimile: 954-903-5008
And:
Joshua Weingard, Esq.
NationsHealth, Inc.
13630 NW 8th Street
Suite 210
Sunrise, Florida 33324
Facsimile: 954-903-5325
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With a copy to:
Ira J. Coleman, P.A.
McDermott Will & Emery
201 South Biscayne Boulevard
Suite 2200
Miami, Florida 33131-4336
Facsimile: 305-347-6500
If to CIGNA:
Ms. Terri A. Swanson
Vice President and Operations Senior Director
CIGNA HealthCare, B4-SRS
900 Cottage Grove Road
Hartford, Connecticut 06152
Facsimile: 860-226-4410
With a copy to:
Rhonda M. Karlin, Esquire
Associate Chief Counsel
CIGNA HealthCare, B6-LPA
900 Cottage Grove Road
Hartford, Connecticut 06152
Facsimile: 860-226-4693
SECTION 10.02 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
SECTION 10.03 Severability. If any term or other provision of this Agreement is finally adjudicated by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any Law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement , as the case may be, so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
SECTION 10.04 Entire Agreement. This Agreement (together with any Exhibits and Schedules hereto and thereto) constitute the entire agreement of the Parties and supersede all prior agreements and undertakings, both written and oral, between the Parties with respect to the subject matter hereof. Each Party acknowledges that nothing in this Agreement or any other materials presented to such Party in connection with the transaction contemplated by this Agreement constitutes legal or tax advice to such Party. The Parties have consulted such legal and tax advisors as they, in their sole discretion, have deemed necessary or appropriate in connection with this Agreement.
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SECTION 10.05 Assignment. Any Party may assign its rights and duties hereunder only to a wholly-owned or wholly-controlled subsidiary or Affiliate; provided, however, that as a condition to any assignment, the assignor shall remain liable to perform, or to cause its assignee to perform, all of the assignor’s obligations under this Agreement.
SECTION 10.06 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
SECTION 10.07 Construction of Terms. Whenever used in this Agreement, a singular number shall include the plural and a plural the singular. Pronouns of one gender shall include all genders. References herein to articles, sections, paragraphs, subparagraphs or the like shall refer to the corresponding articles, sections, paragraphs, subparagraphs or the like of this Agreement, as the case may be. The words “hereof,” “herein,” and terms of similar import shall refer to this entire Agreement. Whenever used in this Agreement, the use of the terms “including,” “included,” “such as,” or terms of similar meaning, shall not be construed to imply the exclusion of any other particular elements.
SECTION 10.08 No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.
SECTION 10.09 Governing Law; Jurisdiction; Waiver of Jury Trial.
(a) Except to the extent that each of the Parties is governed by the Laws of its domiciliary state, this Agreement shall be construed and enforced in accordance with the internal Laws of the State of Connecticut.
(b) The jurisdiction and venue for any request, motion or other action for injunctive relief, specific performance and other equitable relief brought by any Party hereto pursuant to this Agreement shall properly lie in any federal court of competent jurisdiction located in Hartford, Connecticut. By execution and delivery of this Agreement, each Party hereto irrevocably submits to the exclusive jurisdiction of such courts for itself and in respect of its property with respect to such action. The Parties irrevocably agree that venue would be proper in such court, and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action. The Parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.
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SECTION 10.10 Amendment. This Agreement may not be amended except by an instrument in writing signed by the Parties, except that in the event that this Agreement or any Exhibit does not contain a particular provision required by the Laws governing the Part D and/or Medicare Advantage programs, or any provision of this Agreement or an Exhibit conflicts with such Laws or regulations, then this Agreement and any Exhibits, as applicable, shall be deemed amended to comply with the Laws governing the Part D and/or Medicare Advantage programs and any conflicting provision shall be deemed stricken and such amendment shall be effective immediately upon the date that such Law becomes effective. Upon a determination that an amendment or modification by CMS to the Part D or Medicare Advantage programs renders this Agreement economically unfeasible for USPG or NationsHealth, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
SECTION 10.11 Waiver. At any time a Party may (a) extend the time for the performance of any of the obligations or other acts of another Party, (b) waive any inaccuracies in the representations and warranties of another Party contained in this Agreement or in any document delivered pursuant to this Agreement and (c) waive compliance by another Party with any of the agreements or conditions contained in this Agreement. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Party, upon any breach, default or noncompliance by any other Party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Party’s part of any breach, default or noncompliance under this Agreement or any waiver on such Party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement afforded to any Party shall be cumulative and not alternative.
SECTION 10.12 Counterparts. This Agreement may be executed via facsimile in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
ARTICLE XI
SERVICING PROCEDURES
SECTION 11.01. Servicing Procedures. Notwithstanding any other provision of this Agreement, the Parties have agreed that the servicing procedures described in Exhibit 11.01A,          which became effective as of May 1, 2006, shall continue in effect until the Transition Date, whereupon the servicing procedures described in Exhibit 11.01B shall be implemented.
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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers duly authorized.
SIGNATURES APPEAR ON FOLLOWING PAGE
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UNITED STATES PHARMACEUTICAL GROUP, LLC
By
Its

NATIONSHEALTH, INC.
By
Its

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By
Its
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EXHIBIT 1.02A
PRE-TRANSITION DATE PART D CAPABILITIES
USPG shall establish and maintain until the Transition Date (or such later date of which CIGNA notifies USPG as necessary to facilitate the smooth transition of Services and in accordance with one or more Statements of Work executed by the Parties) the necessary systems and infrastructure in order to perform its obligations under this Agreement in accordance with CMS and CIGNA requirements reasonably necessary to support the PDP. Specifically, USPG shall establish and maintain:
A.	Connectivity:
1.	to CMS via the [***] to and from [***];

2.	to CIGNA or its designee [***] to [***] for [***] and [***] to [***] by the [***]);

3.	to CIGNA to [***] and [***] as [***], and [***] to [***] by [***]).
B.	Systems:
1.	to [***] from [***] with [***] to [***] and [***] with [***] or [***] to [***] to [***] [***];
2.	to [***] and [***] and [***] and to [***] and [***] on [***] and [***]3. to [***] and [***] to [***] by [***] or [***];

4.	to [***] and [***]:

5.	to [***], and [***] on [***]

6.	to [***] and [***] of [***] to [***] with [***] and [***] by the [***].
C.	Data Management and Reporting Processes:
1.	to enable [***] to [***] to CMS as a [***]. [***] include but are not limited to [***] and [***].
2.
to enable [***] and [***] of [***] and [***] [***] in Exhibit 1.03A and this Exhibit 1.02A. The Parties acknowledge that [***] described in each of Exhibits 1.03A and 1.03B, as applicable, pertains to [***] and [***]. The format, content, and timing of management reports are to be agreed upon by the Parties.

D.
Sufficient personnel (employed and contracted) to ensure the timely performance of USPG’s obligations hereunder in a manner that provides Medicare beneficiaries and their representatives convenient, accessible and accurate service in a courteous, professional manner, as well as being responsive to [***]. All such personnel shall be trained in accordance with applicable CMS guidance.

E.	Systems and infrastructure in a “hardened” data center on or before the earlier of October 1, 2005, or such other date as CMS requires for testing or otherwise.
F.
The Service Level Requirements set forth in Exhibits 5.04A and 5.04B (as applicable depending on whether on whether the time period in issue is pre or post Transition Date), specifies standards of timeliness, accuracy, and quality that are consistent with, or exceed, the standards that are set forth in CMS instructions and guidelines and agreed upon monetary penalties and incentives for, respectively, failing to meet or exceeding, service levels with respect to the services to be provided by USPG.

G.	A [***] and [***] after the [***] as [***] in [***]
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EXHIBIT 1.02B

POST-TRANSITION DATE PART D AND PFFS CAPABILITIES
USPG shall establish and maintain from the Transition Date (or from such later date of which CIGNA notifies USPG as necessary to facilitate the smooth transition of Services and in accordance with one or more Statements of Work executed by the Parties) the necessary systems and infrastructure in order to perform its obligations under this Agreement in accordance with CMS and CIGNA requirements reasonably necessary to support the PDP and Medicare Advantage PFFS products. Specifically, USPG shall establish and maintain:
A.	Connectivity:
1.	to [***] or [***] to [***] and [***] and[***] and[***] to [***] by the [***].
B.	Systems:
1.	to [***] from [***] with [***] or [***] to [***] to [***]
2.	to [***] and [***] and [***]and to [***] and [***] on [***]and [***] and [***];
3.	to [***], and [***] on [***];
4.	to[***] and [***] of [***] to [***] with [***] and [***] by [***]
C.	Data Management and Reporting Processes:
1.	to enable [***] to [***] its [***] to [***] as a [***]. [***] include but are not limited to [***] and [***]
2.
to enable [***] and [***] of the [***] and [***] in Exhibit 1.03B and this Exhibit 1.02B. The Parties acknowledge that the [***] described in each of Exhibits 1.03A and 1.03B, as applicable, pertains to [***]. The format, content, and timing of management reports are to be agreed upon by the Parties.

D.
Sufficient personnel (employed and contracted) to ensure the timely performance of USPG’s obligations hereunder in a manner that provides Medicare beneficiaries and their representatives convenient, accessible and accurate service in a courteous, professional manner, as well as being responsive to [***] [***] All such personnel shall be trained in accordance with applicable CMS guidance.

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E.	Systems and infrastructure in a “hardened” data center on or before the earlier of October 1, 2005, or such other date as CMS requires for testing or otherwise.
F.
The Service Level Requirements set forth in Exhibits 5.04A and 5.04B (as applicable depending on whether the time period in issue is pre or post Transition Date), specifies standards of timeliness, accuracy, and quality that are consistent with, or exceed, the standards that are set forth in CMS instructions and guidelines and agreed upon monetary penalties and incentives for, respectively, failing to meet or exceeding, service levels with respect to the services to be provided by USPG.

G.	A [***] and [***] after the [***] as [***] in [***].
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EXHIBIT 1.03A
PRE-TRANSITION DATE
COMPENSATION AND SERVICES
PRE-TRANSITION DATE SERVICES
USPG shall provide to CIGNA the services enumerated in this Exhibit 1.03A until the Transition Date (or until such other date with respect to selected services as specified pursuant to a Statement of Work executed by the Parties). The services shall be performed, at a minimum, consistent with the timeliness, accuracy and quality standards set forth in CMS instructions and guidelines, provided, however, that the Parties may agree to standards in addition to, or in excess of, those established by CMS. In the event of a conflict between any provision of this Exhibit 1.03A and any provision of Exhibit 5.04A the latter shall control.
The services are categorized by major business process and process in Table 1.03A and further described below. Each specific service is either included in the fee listed in the Monthly Fee Schedule which is defined below in this Exhibit 1.03A or is available at CIGNA’s option at an additional charge.
Key assumptions for services included in the fee in the Monthly Fee Schedule are as follows:
Marketing/Sales and Enrollment Processing:
[***] in the [***] represent steady-state operations over the course of the year. [***] web-based [***] are included in the [***] In addition, up to [***] are supported in the [***]. [***] and [***] and [***] and for [***] included in the [***]. All disenrollments are [***] in the [***]. Up to [***] [***] are included in the [***]
[***] also included in the [***] are [***] from [***](that is[***] the [***] from [***] to perform the Services for [***]in accordance with the [***] set forth in [***] of this Agreement),[***]including [***] to [***]their [***] which [***] shall be [***] to [***]and [***] in [***] All [***] and [***] associated with the [***] are [***] in the [***]
The marketing/sales and pre-enrollment services for each annual open enrollment period shall be performed in accordance with the following:
•	Personnel supporting the enrollment process will be trained on all applicable CIGNA Medicare products and can be redeployed across products based upon how the call volumes emerge.
•
Adequate contingency plans will exist to ensure call volumes in excess of those anticipated will be effectively managed in accordance with Centers for Medicare & Medicaid Services (“CMS”) service level requirements and guidance.

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•
USPG will provide licensed enrollment agents, team leaders and quality assurance analysts to support each annual marketing and enrollment period as provided above in the first paragraph under the subheading “Marketing/Sales and Pre-Enrollment Services.” USPG is responsible to ensure personnel are appropriately trained, licensed and qualified to perform their respective selling, processing or fulfillment tasks as stipulated by CMS requirements and guidance. USPG will actively monitor personnel throughout the enrollment process to ensure compliance with CMS regulations and guidance. Additionally, USPG shall provide enrollee management in conformity with this Exhibit 1.03A.

Optional services, including expanded capacity to support Marketing/Sales and Enrollment Processing beyond that incorporated in the Monthly Fee Schedule, for example, during an open enrollment period, will be defined on a per project or per unit basis and documented in a Statement of Work (refer to Compensation for Optional Services).
Post-enrollment Service
[***] in the [***] represent steady-state operations over the course of the year.
Optional services will be defined on a per project or per unit basis and documented in a Statement of Work (refer to Compensation for Optional Services).
Reporting
[***] included in the [***] represent steady-state operations over the course of the year.
Table 1.03A. Services by Major Business Process.

Service
Included in
Major Business			Monthly Fee
Process	Process	Service	or Optional
Marketing/Sales	Enrollment Call Center	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
	Retention Campaign	[***]	[***]
	Marketing Campaign	[***]	[***]
	Fulfillment	[***]	[***]
		[***]	[***]
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Service
Included in
Major Business			Monthly Fee
Process	Process	Service	or Optional
Enrollment Processing	Enrollment Processing	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
	Systems Availability	[***]	[***]
	Fulfillment resulting from enrollment request - Prior to CMS processing	[***]	[***]
		[***]	[***]
	File Transfers	[***]	[***]
		[***]	[***]
		[***]	[***]
Post-Enrollment Service	Member Service Call Center	[***]	[***]
		[***]	[***]
	Processing of Enrollee Initiated Changes and submission of changes to CMS	[***]	[***]
	Processing as a result of CMS TRR	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
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Service
Included in
Major Business			Monthly Fee
Process	Process	Service	or Optional
	Fulfillment as a result of CMS TRR File processing (e.g. responses for records sent to CMS and CMS reported eligibility changes)	[***]	[***]
		[***]	[***]
	Other Fulfillment	[***]	[***]
		[***]	[***]
	Systems Availability	[***]	[***]
	Enrollee written inquiries	[***]	[***]
	CMS Complaint	[***]	[***]
	Handling of Grievances	[***]	[***]
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Service
Included in
Major Business			Monthly Fee
Process	Process	Service	or Optional
	Premium Billing and Collection	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
Reporting	Reporting to CMS Per PDP Final Reporting Requirements	[***]	[***]
	Management Information to CIGNA	[***]	[***]
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The Services shall be performed with the following expectations:
Marketing/Sales: Enrollment Call Center and Post-Enrollment Service: Member Service Call Center
1.
USPG shall [***] and [***] to include the [***], [***], as well as [***] and shall establish and maintain a process for confirming that [***] in the [***] and [***] the [***] and benefits available under the PDP.

2.	USPG will maintain a [***] that [***] for [***] and [***] in compliance with standard business practices. USPG agrees to operate the call center in accordance with the following:
•
The call center shall provide thorough information about the PDP’s benefit plans, including co-payments, deductibles, and network pharmacies. Specifically, the call center shall provide the information described below. CIGNA will provide the information within its, or its designee’s, possession to USPG or provide the requisite tools to enable USPG’s access to such information.

•	[***];

•	[***];

•	[***] for [***];

•	[***] for [***];

•	Types of [***] in the [***];

•	[***];

•	[***];

•	[***] Area;

•	Current [***];

•	[***] or [***] in the [***] of any [***] on the [***];

•	Information about [***] and [***];

•	Information about [***];

•	Information about the [***] of [***] and [***]; and

•	Information on [***].
•	The call center shall incorporate procedures for [***] [***];
•	The call center shall provide service to [***] and [***];
•	The call center shall [***] and [***], [***], and [***] and [***] to [***]
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3.
USPG shall [***] and [***] in marketing CIGNA’s PDP to [***] in [***] and [***] are [***] to [***] Each such [***], and [***] a [***] that [***] has [***] CIGNA shall have a reasonable period of time within which to review, and comment on, any [***]

4.	USPG will make available to prospective and current Enrollees [***] that [***] by [***] and [***] in [***].
5.	USPG shall maintain records and provide support for any [***] or [***] of [***] and [***].
Enrollment Processing and Post-Enrollment Service
A.	Systems Capability. USPG shall establish and maintain an [***] that [***], [***] with [***] and [***], and has the [***] and [***]:
1.	[***] from [***];

2.	[***] data for [***] that [***] their [***];

3.	[***] or [***] when [***] to [***] and [***] and [***];

4.	[***] for [***] that [***] in [***] of [***];

5.	[***] to [***] and [***] of [***];

6.	[***] and [***], including [***], and [***];
7.	[***] an [***] at the [***]: (a) for [***]: [***] through [***]; and (b) for [***]: [***] through [***] of [***] for the [***];

8.	[***] for [***], [***] of [***] [***] of [***] [***], and other [***] in [***];
9.	[***] and [***] for [***] of [***] [***] other [***] that an [***]for [***] in [***] of [***] of [***] [***] required of [***] by [***]; and,
10.	[***] and [***] by [***] for the purposes of [***] and [***] in accordance with [***] in [***] and [***] in the [***].
C.	Enrollment Process. USPG shall:
1.	Administer an [***] jointly developed with [***] that satisfies CMS guidelines [***]:
•	[***] with [***] applying for enrollment [***] PDP within timeframes specified by CMS [***];
•	initiating appropriate follow up with beneficiaries who have [***] of [***] of such [***] or such period [***]; and
•	making [***] effective according to the [***] associated with the [***] in which the [***].
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

2.	Notify each [***] to or at the time of [***], of [***] and [***] of the [***], and the [***] and [***] with respect to such [***].
3.
Administer a process to [***] that [***] in the [***] and [***] the [***]. Such process shall involve a [***] by the [***]. As the Parties may so agree, [***] shall [***] a [***] and/or make a [***] within such time and using such script as jointly agreed to by the Parties.

4.	Enroll Medicare beneficiaries who are eligible for Part D and reside in the PDP’s Service Area during allowable enrollment periods [***] with [***];
5.	To the extent practicable, not [***] in [***] or, [***] as [***] of a [***] ([***] a [***] that [***] or [***]) and provide [***] of the [***] and the reason[s] therefor.
6.	Not enroll beneficiaries except during allowable enrollment periods specified by CMS.
7.	Develop policies and procedures for addressing [***] for a [***] [***] and verifying a [***] for a [***].
8.	Receive enrollment forms from Enrollees and retain such forms in [***].
9.	[***] the [***] in accordance with [***] of this Agreement.
D.	Maintenance of Enrollment. An Enrollee shall remain enrolled in the PDP until one of the following occurs:
•	The individual [***] in [***] or [***];
•	The individual [***] from [***];
•	The individual is [***] from the [***];
•	The PDP is [***] in which the individual [***]; or
•	[***] a [***] in another [***] in [***].
E.
Disenrollment Management. USPG shall administer the PDP’s disenrollment process in accordance with policies and procedures jointly developed by the parties and in accordance with CMS disenrollment procedure requirements.

1.	[***]. USPG will [***] and [***] from [***]. [***]:
(i)	Submit a [***] to [***] within [***];

(ii)	Provide the [***] with a [***] of [***] as [***] and [***]; and

(iii)	File and retain [***] for the period specified in [***].
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

2.	[***].
(i)
USPG shall [***] and [***] [***] of [***] in accordance with applicable CMS requirements. Except as permitted by CMS regulations, USPG shall not [***] [***] the [***], or [***] or [***], or [***] or [***], [***] or [***] to [***].

(ii)
[***]. USPG shall [***] an [***] the [***] in any of the following circumstances: (a) Any [***] is not [***] on a [***], as specified under paragraph [***]; or (b) The [***] has [***] in [***], as specified under paragraph [***].

(iii)
[***]. USPG shall [***] an [***] from the [***] in any of the following circumstances: (a) The [***] in the [***]; (b) The [***] for [***]; (c) [***] of [***]; (d) [***] is terminated by [***] or [***] [***] or [***] [***]; and (e) The [***], as determined by [***], to the [***] or [***] that the individual has or expects to [***] for [***]. USPG shall [***] in [***] with the [***] for [***] at [***].

(iv)	[***] USPG shall prepare a [***] of [***] to [***] of [***] from [***] for [***]
3.	[***].
(i)
If the [***] is for any of the reasons specified in Sections B, C(i) or (iv) of this section (that is, other than [***] or [***] USPG shall give the [***] of the [***] with [***] of [***] to [***] the [***] and [***].

(ii)	[***] for reasons specified in Sections B, C(i) and (iii) shall:
•	Be provided to the individual before submission of the disenrollment notice to CMS; and
•	Include an explanation of [***] to [***].
4.
Termination of CMS Contract. USPG will notify Enrollees in the event of a contract termination of the termination and alternatives for obtaining prescription drug coverage under Part D in accordance with Part 423 regulations.

Post-Enrollment Service: Enrollee [***]
USPG shall perform the following [***] and [***] on behalf of CIGNA for Enrollees in accordance with CMS requirements set forth at [***] and any CMS guidance, when issued.
1.	By the [***] in [***], USPG shall [***] under the PDP. USPG shall [***] for [***] for [***] according to USPG’s enrollment records.
2.	USPG shall permit each Enrollee, at the Enrollee’s option, to [***] an [***] or [***] by [***].
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

3.	USPG shall be able to allow Enrollees to [***] and [***] USPG shall not [***] the [***] or the [***] for [***].
4.	USPG shall be able to support [***] to and [***] from [***].
5.	USPG shall instruct Enrollees to [***] to [***], whether [***] to [***] by [***] or, if [***] are [***], to [***]. All [***] by USPG on behalf of CIGNA shall be [***] by CIGNA [***] of [***].
6.	USPG shall update its enrollee records of all [***].
7.
USPG shall administer the policies and procedures jointly developed by the parties in accordance with any applicable CMS guidance regarding the [***] of [***] and [***] of [***] for [***]. In no event shall an Enrollee [***] without [***].

8.	USPG shall be able to identify, [***] and [***] any [***] or [***] an Enrollee that is [***].
9.	USPG shall modify the [***] for [***] or [***].
10.	USPG shall be able to [***] for one or more categories of Enrollees including [***] Enrollees.
Post-Enrollment Service: [***]
USPG shall be responsible for communications from Enrollees as set forth herein. USPG shall administer the [***] in accordance with CMS requirements set forth at [***] and [***]. For purposes hereof, a [***] is [***] or [***], other than one that involves a [***] of [***] or [***] of [***], [***], or [***], regardless of whether [***]. The [***] is separate and distinct from the [***]. The PDP’s [***] shall be the sole responsibility of CIGNA. An “inquiry” is any communication from an Enrollee that is not a grievance or an appeal. An “Enrollee” includes an Enrollee’s representative. All communications from providers shall be directed to CIGNA.
A.	General Requirements
1.
USPG will develop protocols and definitions sufficient to enable its Customer Service Representatives (“CSRs”) accurately to distinguish and classify Enrollee [***]. Such protocols and definitions are subject to review and comment by CIGNA.

2.	CIGNA will provide, or provide access to, any information within its, or its designee’s, control necessary to USPG to perform the services described herein.
3.
The Parties shall develop processes which will enable USPG to refer communications from providers to CIGNA and Enrollee communications about mail order prescriptions covered under Part D and dispensed by [***].

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

B.	Enrollee Inquiries
1.	Telephone Inquiries. USPG shall handle all telephonic inquiries by Enrollees or Enrollee representatives in a timely, courteous, professional, and culturally competent manner.
2.
Written Inquiries. USPG shall be responsible for responding to all written inquiries from Enrollees or Enrollee representatives in a timely, accurate, professional, and culturally competent manner. Written inquiries include any correspondence that has been mailed, telecopied, or e-mailed.

C.	[***]
1.
[***] will administer a process jointly developed with CIGNA that is designed to track and address Enrollees’ [***], [***], as well as definitions and protocols for identifying the different types of [***] identified in [***] and [***].

2.	USPG will train its staff and any subcontractors involved in the [***] on such policies and procedures in accordance with [***].
3.	USPG will accept [***] from Enrollees by telephone and in writing (including facsimile and in whatever other form CMS requires CIGNA to accept [***], and [***].
4.	[***] and [***], as defined in [***] of the [***], shall be referred to CIGNA for disposition.
5.
USPG shall notify the Enrollee of the [***] as [***] the case requires, based on the Enrollee’s health status, but no later than [***] after the date USPG receives the oral or written [***]; provided that USPG may extend the [***] timeframe [***] if the Enrollee requests the extension or if USPG justifies a need for additional information and documents how the delay is in the interest of the Enrollee. When USPG extends the deadline, it shall immediately notify the Enrollee in writing of the reason(s) for the delay.

6.	USPG shall inform the Enrollee of the disposition of the [***] in accordance with the following procedures:
•	All [***] in writing must be [***] in [***].
•	[***] may be [***] either [***] or [***], unless the [***] a [***].
•	[***] must be [***] in [***].
7.	USPG shall respond to an Enrollee’s [***] if the [***] involves [***] by [***] to [***] for an [***] under [***] or [***] under [***], and the Enrollee has not yet [***] or [***].
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

8.	USPG will maintain, and provide upon request by CIGNA or CMS, access to records on all [***] both orally and in writing, that includes:
•	Date of receipt of the [***]
•	Mode of receipt of [***] (i.e. verbal or written)
•	Person or entity that [***]
•	Subject of the [***]
•	Final disposition of the [***]
•	Date the Enrollee was notified of the disposition.
D.	Appeals
The parties shall jointly develop procedures for transmitting to CIGNA, as expeditiously as possible, any appeals received by USPG.
COMPENSATION FOR PRE-TRANSITION DATE SERVICES
CIGNA’S PAYMENT OF USPG’S FEES.
At the conclusion of each month, USPG shall within a reasonable time invoice CIGNA for the amount due USPG. CIGNA shall pay USPG all undisputed amounts within fifteen (15) days of the receipt of such invoice. To properly dispute an amount of an invoice, CIGNA shall notify USPG in writing and give its good faith reasons for disputing the amount of the invoice and any documentation to support its position.
A. DEFINITIONS
Each of the following shall be as finally determined by CIGNA for applicable periods:
“Base Fees Due USPG” means the sum of the Monthly Fees for the current month and the previous eleven months.
“Membership” means the number of PDP Enrollees effective in the month as reported by CMS (including restatements) to which USPG is providing Services.
“Monthly Fees” means the applicable amount from the Monthly Fee Schedule of this Exhibit based on the monthly Membership as reported by CMS (including restatements).
B. Calculation of Amount Due USPG
The monthly amount due USPG will be calculated as follows for the month of the Effective Date through March 2009 regardless of whether the Transition Date occurs prior to April 1, 2009:
a.) [***]
b.) Less: [***]
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

c.) Plus: [***]
d.) Less: [***].
e.) Less: [***] commencing for [***] and continuing through (i) [***] in the event that the Transition Date occurs by [***]; or (ii) such time as the Transition Date occurs in the event that it occurs after [***]; or (iii) the termination or expiration of this Agreement in the event that the Transition Date does not occur while this Agreement is in effect.
C. Monthly Fee Schedule

Membership	Monthly Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Both parties agree to negotiate in good faith a revised fee schedule in the event [***] is below [***] or above [***]
D. Compensation for [***]
CIGNA shall compensate USPG for the performance of any [***] on a [***] at a mutually-agreed upon rate. Prior to commencing any such [***], USPG must deliver to CIGNA a [***], which will contain (i) a reasonably detailed description of the [***], (ii) the [***] for [***] to [***] [***], identified by [***], (iii) the [***] corresponding to each [***], (iv) [***] of any [***], and (v) a schedule of [***]. Each [***] be mutually agreed upon and signed by the Parties.
The Parties have agreed that [***] related to the [***], [***] and [***] of [***] in [***] and [***] is the responsibility of [***], except [***] has agreed to [***] for mutually-agreed upon software development work to support implementation of the [***] and changes required by CMS for the 2007 contract year which will be documented in statements of work as outlined above.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

E. [***] Obligation of NationsHealth and USPG
If, at any time during the term of this Agreement or any renewal term, NationsHealth or USPG [***], or [***], to [***] at a [***] under this Agreement, then in such event the [***] shall be [***] to [***], subject to the following terms: [***] shall not be adjusted for any period of time during which USPG is [***] to [***] of the [***] for the [***], except that to the extent NationsHealth and/or USPG is [***], to more than [***] at [***] any given time, then regardless of whether the [***], the [***] shall be [***] for any period of time during which [***] of [***] is [***] of [***], when comparing the number of [***] for each of such [***]. For purposes of determining whether NationsHealth or USPG “[***]” NationsHealth and USPG shall NOT be deemed to be [***]: (i) if NationsHealth and/or USPG is providing both [***] plus any [***] to the [***] beyond those being provided [***] (e.g., there is no [***] if NationsHealth and/or USPG is [***] as well as [***] or [***] (including without limitation [***] or [***]) to [***] beyond those being provided [***]); (ii) if NationsHealth and/or USPG is [***] to both [***] and other [***] of [***] (e.g., there is no [***] if NationsHealth and/or USPG is [***] to both [***] and [***] of [***] and USPG is not [***] and [***]); or (iii) if NationsHealth and/or USPG is [***] to a [***], rather than a stand-alone [***].
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

EXHIBIT 1.03B
POST-TRANSITION DATE
COMPENSATION AND SERVICES
POST-TRANSITION DATE SERVICES
USPG shall provide to CIGNA the services enumerated in this Exhibit 1.03B commencing on the Transition Date (or earlier, with respect to selected services as specified pursuant to a Statement of Work executed by the Parties). The services shall be performed, at a minimum, consistent with the timeliness, accuracy and quality standards set forth in CMS instructions and guidelines, provided, however, that the Parties may agree to standards in addition to, or in excess of, those established by CMS. In the event of a conflict between any provision of this Exhibit 1.03B and any provision of Exhibit 5.04B the latter shall control.
The services are categorized by major business process and process in Table 1.03B and further described below. Each specific service is either included in the fee listed in the Monthly Fee Schedule which is defined below in this Exhibit 1.03B or is available at CIGNA’s option at an additional charge.
Key assumptions for services included in the fee in the Monthly Fee Schedule are as follows:
Marketing/Sales and Pre-Enrollment Services:
[***] in the [***] represent steady-state operations over the course of the year. Up to [***] are supported in the [***]. Up to [***] are included in the [***]. Also included in the [***] are [***] from [***] through [***] (that is, 40 over and above the number required from [***] through [***] to [***] for [***] in accordance with the [***] set forth in [***] of this Agreement), including all [***] related to [***], which [***] shall be [***] to [***], [***] and [***] in [***]. All [***], and [***] associated with the [***] are included in the [***].
The marketing/sales and pre-enrollment services for each annual open enrollment period shall be performed in accordance with the following:
•	[***].

•	[***].

•	[***].
Optional services beyond those included in the Monthly Fee Schedule will be defined on a per project or per unit basis and documented in a Statement of Work (refer to Compensation for Optional Services).
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Post-enrollment Service
[***] in the [***] represent steady-state operations over the course of the year.
Optional services will be defined on a per project or per unit basis and documented in a Statement of Work (refer to Compensation for Optional Services).
Reporting
[***] in the [***] represent steady-state operations over the course of the year.
Table 1.03B. Services by Major Business Process.

Service
Included in
Monthly Fee
Major Business Process	Process	Service	or Optional
Marketing/Sales	Enrollment Call Center	[***]	[***]
		[***]	[***]
		[***]	[***]
		[***]	[***]
	Retention Campaign	[***]	[***]

	Marketing Campaign	[***]	[***]

	Fulfillment	[***]	[***]
		[***]	[***]
		[***]	[***]

Enrollment Services	Enrollment Servicing	[***]	[***]
		[***]	[***]
	Systems Availability	[***]	[***]
	File Transfers	[***]	[***]
		[***]	[***]
Post-Enrollment Service	Member Service Call Center	[***]	[***]
		[***]	[***]
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Service
Included in
Monthly Fee
Major Business Process	Process	Service	or Optional
	Entering Enrollee Initiated Changes in the CIGNA-Designated Platform/System	[***]	[***]

	Other Fulfillment	[***]	[***]
		[***]	[***]
Call Center Operations	Systems Availability	[***]	[***]
	Enrollee written inquiries	[***]	[***]

	Handling of Grievances	[***]	[***]

	Enrollee Communications and Activities related to Premium Billing and Collection	[***]	[***]
		[***]	[***]

		[***]	[***]

Reporting	Reporting to CMS Per Final Reporting Requirements	[***]	[***]
	Management Information to CIGNA	[***]	[***]
Maintenance of Dedicated Customer Service Functions	Dedicated Customer Service Functions	[***]	[***]
The Services shall be performed with the following expectations:
Marketing/Sales: Enrollment Call Center and Post-Enrollment Service: Member Service Call Center
1.	USPG shall [***] its [***] and [***] to include the [***], as well as [***], and shall establish and maintain a process for confirming that [***] and [***] and benefits available.
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

2.	USPG will maintain a [***] for [***] and [***] in compliance with standard business practices. USPG agrees to operate the call center in accordance with the following:
•
The call center shall provide thorough information about the benefit plans, including co-payments, deductibles, and network pharmacies. Specifically, the call center shall provide the information described below. CIGNA will provide the information within its, or its designee’s, possession to USPG or provide the requisite tools to enable USPG’s access to such information.

•	[***];

•	Enrollee [***];

•	Potential for [***];

•	Benefits;

•	Types of [***] in the [***];

•	[***];

•	[***];

•	[***] Area;

•	Current [***];

•	[***] or [***] in the [***] of any [***] on the [***];

•	Information about [***] and [***];

•	Information about [***];

•	Information about the [***] of [***] and [***]; and

•	Information on [***].
•	The call center shall incorporate procedures for handling customer [***];

•	The call center shall provide service to [***] and [***];

•	The call center shall [***] and [***], [***], and [***] and [***] to [***]
3.
USPG shall [***], and [***] in marketing CIGNA’s Medicare products to [***] in [***] are [***] to [***] Each such [***] a [***]that [***] has [***]. CIGNA shall have a reasonable period of time within which to review, and comment on, any [***].

4.	USPG will make available to prospective and current Enrollees [***] that [***] by [***] and [***] in [***].

5.	USPG shall maintain records and provide support for any [***] or [***] of [***] and [***].
Enrollment Processing and Post-Enrollment Service
A.	Enrollment Process. USPG shall:
1.	Administer an [***] jointly developed with [***] that satisfies CMS guidelines and [***]:
•	[***] with [***] applying for enrollment [***] specified by [***] or [***];

•	initiating appropriate follow up with beneficiaries who have [***] of [***] of such [***] or such period [***]; and

•	making [***] effective according to the [***] associated with the [***] in which the [***].
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

2.	Notify each [***] to or at the time of [***], of [***] and [***] of the [***], and the [***] and [***] with respect to such [***].

3.
Administer a process to [***] that [***] in and [***]. [***] shall [***] of a [***] and/or make a [***] (assuming that [***] opts to have [***] make [***]) within such time and using such script as jointly agreed by the Parties.

4.	Enroll Medicare beneficiaries who are eligible for the CIGNA Part D and PFFS products and reside in the applicable Service Area during allowable enrollment periods [***] with [***].

5.	To the extent practicable, not [***] in [***] or [***] as [***] of a [***] ([***] a [***] that [***] or an [***]). Not [***] except during [***] specified by [***].

6.	Develop policies and procedures for addressing [***] for a [***] and [***] and verifying a [***] for a [***].

7.	[***] the [***] in accordance with [***] of this Agreement.
B.	Maintenance of Enrollment. An Enrollee shall remain enrolled until one of the following occurs:
•	The individual [***] in [***] or [***];

•	The individual [***] from [***] or [***];

•	The individual is [***] from [***] [***] in [***] or [***];

•	The PDP or MA plan is [***] in which the individual [***]; or

•	[***] a [***] in [***] in [***].
C.
Disenrollment Management. USPG shall administer the PDP and PFFS products’ disenrollment processes in accordance with policies and procedures jointly developed by the parties and in accordance with CMS disenrollment procedure requirements.

1.	[***]. USPG will [***] from [***]:
(i)	[***] in the [***] the submission to [***] of a [***] within [***].
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

Post-Enrollment Service: Communications and Activities Related to Enrollee [***]
USPG shall perform the following [***] and [***] on behalf of CIGNA for Enrollees in accordance with CMS requirements set forth at [***] or [***], as applicable, and any CMS guidance, when issued.
1.	USPG shall permit each Enrollee, at the Enrollee’s option, to [***] an [***] or [***] by CMS.

2.	USPG shall instruct Enrollees to [***] to [***].

3.
USPG shall administer the policies and procedures jointly developed by the parties in accordance with any applicable CMS guidance regarding the [***] of [***] and [***] of [***] for [***]. In no event shall an [***] without [***].

Post-Enrollment Service: [***]
USPG shall be responsible for communications from Enrollees as set forth herein. USPG shall administer the [***] in accordance with CMS requirements set forth at [***] and [***] or [***] and [***] of [***] as applicable. For purposes hereof, a [***] is [***] or [***], other than one that involves [***] of [***] or [***] of [***], or [***], regardless of whether [***]. The [***] is separate and distinct from the [***]. The [***] shall be the sole responsibility of CIGNA. An “inquiry” is any communication from an Enrollee that is not a grievance or an appeal. An “Enrollee” includes an Enrollee’s representative. All communications from providers shall be directed to CIGNA.
A.	General Requirements
1.
USPG will develop protocols and definitions sufficient to enable its Customer Service Representatives (“CSRs”) accurately to distinguish and classify Enrollee inquiries, [***]. Such protocols and definitions are subject to review and comment by CIGNA.

2.	CIGNA will provide, or provide access to, any information within its, or its designee’s, control necessary to USPG to perform the services described herein.

3.
The Parties shall develop processes which will enable USPG to refer communications from providers to CIGNA and Enrollee communications about mail order prescriptions covered under Part D and dispensed by [***].

B.	Enrollee Inquiries
1.	Telephone Inquiries. USPG shall handle all telephonic inquiries by Enrollees or Enrollee representatives in a timely, courteous, professional, and culturally competent manner.

2.
Written Inquiries. USPG shall be responsible for responding to all written inquiries from Enrollees or Enrollee representatives in a timely, accurate, professional, and culturally competent manner. Written inquiries include any correspondence that has been mailed, telecopied, or e-mailed.

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

C.	[***]
1.
[***] will administer a process jointly developed with CIGNA that is designed to track and address Enrollees’ [***], [***], as well as definitions and protocols for [***] identified in [***] and [***], or [***], as applicable.

2.	USPG will train its staff and any subcontractors involved in the [***] on such policies and procedures in accordance with [***], or [***], as applicable.

3.	USPG will accept [***] from Enrollees by telephone and in writing (including facsimile and in whatever other form CMS requires CIGNA to accept [***], and [***], or [***], as applicable.

4.	[***] and [***], as defined in [***], shall be referred to CIGNA for disposition.

5.
USPG shall notify the Enrollee of the [***] as expeditiously as the case requires, based on the Enrollee’s health status, but no later than [***] after the date USPG receives the oral or written [***]; provided that USPG may extend the [***] timeframe [***] if the Enrollee requests the extension or if USPG justifies a need for additional information and documents how the delay is in the interest of the Enrollee. When USPG extends the deadline, it shall immediately notify the Enrollee in writing of the reason(s) for the delay.

6.	USPG shall inform the Enrollee of the disposition of the [***] in accordance with the following procedures:
•	All [***] in writing must be [***] in writing.

•	[***] may be [***] either [***] or [***], unless the [***] a [***].

•	[***] must be [***] in [***].
7.
USPG shall respond to an Enrollee’s [***] if the [***] involves [***] by [***] to [***] for an [***] under [***] or [***], as applicable, or an [***] under [***] or [***], as applicable, and the Enrollee has not yet [***] or [***].

8.	USPG will maintain, and provide upon request by CIGNA or CMS, access to records on all [***] both orally and in writing, that includes:
•	Date of receipt of the [***]

•	Mode of receipt of [***] (i.e. verbal or written)

•	Person or entity that [***]

•	Subject of the [***]

•	Final disposition of the [***]

•	Date the Enrollee was notified of the disposition.
D.	Appeals
The parties shall jointly develop procedures for transmitting to CIGNA, as expeditiously as possible, any appeals received by USPG.
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COMPENSATION FOR POST-TRANSITION DATE SERVICES
CIGNA’S PAYMENT OF USPG’S FEES.
At the conclusion of each month, USPG shall within a reasonable time invoice CIGNA for the amount due USPG. CIGNA shall pay USPG all undisputed amounts within fifteen (15) days of the receipt of such invoice. To properly dispute an amount of an invoice, CIGNA shall notify USPG in writing and give its good faith reasons for disputing the amount of the invoice and any documentation to support its position.
A.	DEFINITIONS
Each of the following shall be as finally determined by CIGNA for applicable periods:
“Base Fees Due USPG” means the sum of the Monthly Fees for the current month and the previous eleven months.
“Membership” means the number of Enrollees effective in the month to which USPG is providing Services, which number of Enrollees shall be accurately reported to USPG by CIGNA each month.
“Monthly Fees” means the applicable amount from the Monthly Fee Schedule of this Exhibit based on the monthly Membership as reported by CIGNA.
B.	Calculation of Amount Due USPG
The monthly amount due USPG will be calculated as set forth in this Section B for each month commencing [***] provided that the Transition Date occurs by [***]. If the Transition Date occurs after [***], the monthly amount due USPG will be calculated as set forth in Exhibit 1.03A through the month in which the Transition Date occurs, at which time the monthly amount due USPG will be calculated as set forth in this Section B.
a.) [***]

b.) Less: [***]

c.) Plus: [***]

d.) Less: [***].
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C.	Monthly Fee Schedule; Lump Sum Payment if Transition Date is in 2008; Reimbursement for Certain Mutually-Agreed Transition Expenses; Transition Bonus.
Monthly Fee Schedule:

Membership	Monthly Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
The Monthly Fee corresponding to the then-applicable Membership tier shall apply to all Membership in such tier. For example, if Membership reaches [***], then the Monthly Fee shall total [***].
Lump Sum Payment if Transition Date is in 2008: If Transition Date is in [***], and [***] under [***] are therefore implemented prior to [***], CIGNA shall pay USPG a lump sum payment of [***] within [***] after the Transition Date as compensation for USPG’s expenses associated with [***] to [***].
Reimbursement for Mutually-Agreed Transition Expenses: CIGNA shall pay for reasonable transitional expenses as agreed to by both parties and documented in a mutually agreed Statement of Work.
Transition Bonus: If and when, in CIGNA’s reasonable determination, USPG effects a successful, seamless transition from providing the [***] to competently providing the [***], including the successful, seamless transition to the new processing platform for such [***], CIGNA shall pay a [***] to USPG. The potential for such [***] and the conditions upon which it would be paid, including those described in the immediately preceding sentence, shall be documented in a mutually agreed upon [***].
D.	Compensation for [***]
CIGNA shall compensate USPG for the performance of any [***] on a [***] at a mutually-agreed upon rate. Prior to commencing any such [***], USPG must deliver to CIGNA a [***], which will contain (i) a reasonably detailed description of the [***], (ii) the [***] for [***] to [***] [***], identified by [***] (iii) the [***] corresponding to each [***], (iv) [***] of any [***], and (v) a schedule of [***]. Each [***] must be mutually agreed upon and signed by the Parties.
The Parties have agreed that [***] related to the [***] of [***] [***], and [***] which are owned by (or licensed from a third party to) NationsHealth or USPG and any ancillary systems reasonably required to [***] in compliance with regulatory requirements is the responsibility of [***] and not [***].
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E.	“Best Price” Obligation of NationsHealth and USPG
If, at any time during the term of this Agreement or any renewal term, NationsHealth or USPG [***], or [***], to [***] at [***] under this Agreement, then in such event the [***] shall be [***] to [***], subject to the following terms: the [***] shall not be adjusted for any period of time during which USPG is [***] to [***] of the [***] for the [***], except that to the extent NationsHealth and/or USPG is [***], or [***], to more than [***] at any given time, then [***], the [***] shall be [***] for any period of time during which [***] of [***] is [***] of [***], when comparing the number of [***] for each of such [***]. For purposes of determining whether NationsHealth or USPG “[***] NationsHealth and USPG shall NOT be deemed to be [***] to [***]: (i) if NationsHealth and/or USPG is providing both [***] plus any [***] to the [***] beyond those being provided [***] (e.g., there is no [***] if NationsHealth and/or USPG is [***] [***] as well as [***] or [***] (including without limitation [***] or [***] to [***] [***] beyond those being provided [***]; (ii) if NationsHealth and/or USPG is [***] to both [***] and [***] of [***] (e.g., there is no [***] if NationsHealth and/or USPG is [***] to both [***] and [***] of [***] and USPG is not [***]; or (iii) if NationsHealth and/or USPG is [***] to [***] [***] and [***] of such [***] [***](e.g., there is no [***] if NationsHealth and/or USPG [***] [***] to both [***] and [***] of [***] and USPG is not [***] and [***].
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EXHIBIT 3.04
RECONCILIATION AND SATISFACTION OF OBLIGATIONS UNDER EXHIBIT 3.01 OF THE
MAY 26, 2006 AMENDED AND RESTATED PREFERRED VENDOR AGREEMENT
1. Defined Terms. Capitalized terms used in this Exhibit but not defined in this Agreement shall have the meanings ascribed to them in Exhibit 3.01 of the parties’ May 26, 2006 Amended and Restated Preferred Vendor Agreement.
2. Reconciliation and Satisfaction of Obligations. As of the Effective Date and regardless of the amount which may be determined to be the uncollected Enrollee premium for the 2006 CMS Plan Year, the parties have reconciled and fully satisfied all of the obligations set forth in Sections B, C and D of Exhibit 3.01 of the May 26, 2006 Amended and Restated Preferred Vendor Agreement for the 2006 CMS Plan Year which relate to, respectively, (i) the establishment of [***] and [***], and the [***] for the 2006 CMS Plan Year; (ii) [***]; and (iii) [***]. Attachment A to this Exhibit 3.04 sets forth the supporting information that documents and substantiates such reconciliation. The parties acknowledge and agree that, as of the Effective Date, CIGNA has made cash payments of [***] (including [***] for services payable to NationsHealth under the parties’ [***]), and NationsHealth’s fee has been reduced by [***], resulting in zero payment due NationsHealth from CIGNA with respect to the CMS Plan Year ending December 31, 2006. NationsHealth shall owe CIGNA zero for the CMS Plan Year ending December 31, 2006.
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ATTACHMENT A TO EXHIBIT 3.04
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EXHIBIT 4.03(d)
EXCEPTION TO [***]
The Parties acknowledge and agree that on [***], [***] except that NationsHealth and USPG [***].
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EXHIBIT 4.06
BUSINESS ASSOCIATE REQUIREMENTS
NationsHealth and USPG (collectively referred to in this Exhibit 4.06 as “Vendor”) and CIGNA shall comply with the Privacy Standards and the Security Standards as those terms are defined in this Exhibit, and agree as follows:
I. DEFINITIONS
Capitalized terms used herein without definition shall have the respective meanings assigned to such terms herein, including Part III of this Exhibit. Such defined terms shall supersede similar defined terms as set forth elsewhere in this Agreement.
II. OBLIGATIONS OF VENDOR
Section 1. Use and Disclosure of Protected Health Information.
Vendor may use and disclose Protected Health Information only to carry out the obligations of Vendor set forth in this Agreement, including this Exhibit, or as required by law, subject to the provisions set forth in this Exhibit. Vendor shall neither use nor disclose Protected Health Information for the purpose of creating de-identified information that will be used for any purpose other than to carry out the obligations of Vendor set forth in this Agreement, including this Exhibit, or as required by law.
Section 2. Safeguards Against Misuse of Information.
Vendor agrees that it will implement appropriate safeguards to prevent the use or disclosure of Protected Health Information in any manner other than pursuant to the terms and conditions of this Exhibit. Vendor shall implement administrative, physical, and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of the Electronic Protected Health Information that it creates, receives, maintains, or transmits on behalf of CIGNA as required by the Security Standards.
Section 3. Reporting of Disclosures of Protected Health Information; Reporting of Security Incidents.
Upon becoming aware of a use or disclosure of Protected Health Information in violation of this Exhibit or upon becoming aware of any Security Incident, Vendor shall promptly report such use or disclosure or Security Incident to CIGNA in the following time and manner: (i) any actual, successful Security Incident will be reported to CIGNA in writing within 3 business days of the date on which Vendor first becomes aware of such actual, successful Security Incident and (ii) any attempted, unsuccessful Security Incident of which Vendor becomes aware will reported to CIGNA in writing on a reasonable basis. If the Security Standards are amended to remove the requirement to report unsuccessful attempts of unauthorized access, this requirement shall no longer apply as of the effective date of that amendment.
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Section 4. Agreements with Third Parties.
Vendor shall ensure that any agent or subcontractor of Vendor to whom Vendor provides Protected Health Information that is received from CIGNA, or created or received by Vendor on behalf of CIGNA, agrees to be bound by the same restrictions and conditions that apply to Vendor pursuant to this Exhibit with respect to such Protected Health Information. Vendor warrants and represents that in the event of a disclosure of Protected Health Information to any third party, Vendor will make reasonable efforts to limit the information disclosed to the minimum that is necessary to accomplish the intended purpose of the disclosure. Vendor shall ensure that any agent or subcontractor of Vendor to whom Vendor provides Electronic Protected Health Information agrees to implement reasonable and appropriate safeguards to protect such information.
Section 5. Access to Information.
In the event Vendor maintains Protected Health Information in a Designated Record Set, Vendor shall, within five (5) business days of receipt of a request from CIGNA, provide to CIGNA Protected Health Information in Vendor’s possession that is required for CIGNA to respond to an individual’s request for access to Protected Health Information made pursuant to 45 C.F.R. § 164.524 or other applicable law. In the event any individual requests access to Protected Health Information directly from Vendor, whether or not Vendor is in possession of Protected Health Information, Vendor may not approve or deny access to the Protected Health Information requested. Rather, Vendor shall, within two (2) business days, forward such request to CIGNA.
Section 6. Availability of Protected Health Information for Amendment.
In the event Vendor maintains Protected Health Information in a Designated Record Set, Vendor shall, within five (5) business days of receipt of a request from CIGNA, provide to CIGNA Protected Health Information in Vendor’s possession that is required for CIGNA to respond to an individual’s request to amend Protected Health Information made pursuant to 45 C.F.R. § 164.526 or other applicable law. If the request is approved, Vendor shall incorporate any such amendments to the Protected Health Information as required by 45 C.F.R. §164.526 or other applicable law. In the event that the request for the amendment of Protected Health Information is made directly to the Vendor, whether or not Vendor is in possession of Protected Health Information, Vendor may not approve or deny the requested amendment. Rather, Vendor shall, within two (2) business days forward such request to CIGNA.
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Section 7. Accounting of Disclosures.
Vendor shall, within ten (10) business days of receipt of a request from CIGNA, provide to CIGNA such information as is in Vendor’s possession and is required for CIGNA to respond to a request for an accounting made in accordance with 45 C.F.R. § 164.528 or other applicable law. In the event the request for an accounting is delivered directly to Vendor, Vendor shall, within ten (10) business days, forward such request to CIGNA and any such information as is in Vendor’s possession and is required for CIGNA to respond to a request for an accounting made in accordance with 45 C.F.R. § 164.528 or other applicable law. It shall be CIGNA’s responsibility to prepare and deliver any such accounting requested.
Section 8. Availability of Books and Records.
Vendor hereby agrees to make its applicable internal practices, books and records available to the Secretary for purposes of determining CIGNA’s compliance with the Privacy Standards and the Security Standards. The practices, books and records subject to this Section shall include those practices, books and records that relate to the use and disclosure of Protected Health Information that is created by Vendor on behalf of CIGNA, received by Vendor from CIGNA, or received by Vendor from a third party on behalf of CIGNA.
Section 9. Return of Records.
Upon the termination of this Agreement, Vendor shall, if feasible, return or destroy all Protected Health Information received from, created or received on behalf of CIGNA that Vendor maintains in any form under this Agreement, and shall not retain any copies of such Protected Health Information, or if such return or destruction is not feasible, extend the protections in this Exhibit to such Protected Health Information and limit further uses and disclosures to those purposes that make the return or destruction of such Protected Health Information infeasible.
Section 10. Authorization to Terminate.
Vendor hereby authorizes CIGNA to terminate this Agreement if it determines that Vendor has violated a material term of this Exhibit, in accordance with the terms of this Agreement.
Section 11. Liability
Any and all matters concerning indemnification and/or limitations as set forth on liability shall be as set forth in this Agreement.
III. DEFINITIONS FOR USE IN THIS EXHIBIT
“Designated Record Set” shall mean a group of records maintained by or for CIGNA that is (i) the medical records and billing records about individuals maintained by or for CIGNA, (ii) the enrollment, payment, claims adjudication, and case or medical management record systems maintained by or for a health plan; or (iii) used, in whole or in part, by or for CIGNA to make decisions about individuals. As used herein, the term “Record” means any item, collection, or grouping of information that includes Protected Health Information and is maintained, collected, used, or disseminated by or for CIGNA.
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“Electronic Media” shall mean (1) electronic storage media including memory devices in computers (hard drives) and any removable/transportable digital memory medium, such as magnetic tape or disk, optical disk, or digital memory card; or (2) transmission media used to exchange information already in electronic storage media. Transmission media include, for example, the internet (wide-open), extranet (using internet technology to link a business with information accessible only to collaborating parties), leased lines, dial-up lines, private networks, and the physical movement of removable/transportable electronic storage media. Certain transmissions, including paper, via facsimile, and of voice, via telephone, are not considered to be transmissions via electronic media, because the information being exchanged did not exist in electronic form before transmission.
“Electronic Protected Health Information” shall mean Protected Health Information that is transmitted by or maintained in Electronic Media.
“Individually Identifiable Health Information” shall mean information that is a subset of health information, including demographic information collected from an individual, and
(i)	is created or received by a health care provider, health plan, employer, or health care clearinghouse; and

(ii)
relates to the past, present, or future physical or mental health or condition of an individual; the provision of health care to an individual; or the past, present or future payment for the provision of health care to an individual; and (a) identifies the individual, or (b) with respect to which there is a reasonable basis to believe the information can be used to identify the individual; and

(iii)	relates to identifiable non-health information including but not limited to an individual’s address, phone number and/or Social Security number.
“Privacy Standards” shall mean the Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated thereunder, including the Standards for Privacy of Individually Identifiable Health Information, 45 C.F.R. Parts 160 and 164.
“Protected Health Information” shall mean Individually Identifiable Health Information transmitted or maintained in any form or medium that Vendor creates or receives from or on behalf of CIGNA in the course of fulfilling its obligations under this Exhibit. “Protected Health Information” shall not include (i) education records covered by the Family Educational Rights and Privacy Act, as amended, 20 U.S.C. §1232g, (ii) records described in 20 U.S.C. §1232g(a)(4)(B)(iv), and (iii) employment records held by CIGNA in its role as employer.
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“Secretary” shall mean the Secretary of the Department of Health and Human Services.
“Security Incident”, as defined in 45 C.F.R. §164.304, shall mean the attempted or successful unauthorized access, use, disclosure, modification, or destruction of information or interference with systems operations in an information system.
“Security Standards” shall mean the Security Standards, 45 C.F.R. Parts 160 and 164, Subpart C.
IV. EFFECT OF THIS EXHIBIT
To the extent that this Exhibit conflicts with other terms of this Agreement or any other agreement between CIGNA and Vendor relating to the confidentiality of Protected Health Information received or created by Vendor on behalf of CIGNA, the provisions in this Exhibit shall govern.
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EXHIBIT 4.07
PERMITTED SUBCONTRACTS
[***]
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EXHIBIT 5.04A
PRE-TRANSITION DATE SERVICE LEVEL REQUIREMENTS
A. GENERAL
These Service Level Requirements are an exhibit to the Second Amended and Restated Preferred Vendor Agreement (the “Agreement”), and apply to Services rendered until the Transition Date. USPG shall perform the Services set forth in Article I (“Services and Obligations of USPG”) of this Agreement in accordance with the terms of this Agreement and the Service Levels set forth in Section B (“Service Levels”) hereof. Capitalized terms used but not defined herein shall have the meanings ascribed to them in this Agreement
In accordance with the Agreement, services shall be performed, at a minimum, consistent with timeliness, accuracy and quality standards set forth in CMS instructions and guidelines. The Service Levels defined in these Service Level Requirements are specific to standards of timeliness, accuracy and quality in addition to, or in excess of, the standards that are set forth in the CMS instructions and guidelines. If CMS increases its requirements with respect to a Service Level set forth herein such that satisfaction of the Service Level will not meet the new CMS requirements, such Service Level shall automatically be amended to reflect the new requirements. In addition, should the performance of CMS, Argus Health Systems, Inc., State Pharmaceutical Assistance Programs, brokers or agents, or other organizations outside of NationsHealth’s control directly cause NationsHealth to fail to meet a Service Level, NationsHealth will be relieved from its obligation to meet such Service Level for so long as such performance by the organization persists and continues to cause such failure. Any organization which is a direct or indirect subcontractor of NationsHealth shall not constitute an organization which is “outside of NationsHealth’s control.”
Frequency of Determination: On a monthly basis, CIGNA will determine whether the performance of Services met the applicable Service Level Requirements.
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B. SERVICE LEVELS
a. Timeliness Service Levels
(i) Processing of Completed Applications: [***] required to be [***] will be processed and [***] of [***] of [***]; [***] of [***] of [***].
“Date/time of receipt” means the date/time the paper application arrives at the mail room, the online application is completed and made available for download by CMS or an application is taken verbally, as the case may be.
(ii) [***] At least [***] will be made to [***] of [***] for each [***]. If [***], [***] will be [***] of [***] of [***].
b. Quality/Accuracy Service Levels
(i) [***] No more than [***] to [***] by [***] or [***] caused by NationsHealth. [***] of [***] of the [***] will be performed by NationsHealth. During open enrollment, NationsHealth shall have [***] to [***]. The [***] will be [***] and [***].
(ii) [***]: [***] of [***] [***] in [***]. A [***] of [***] of the [***] will be performed by NationsHealth. During open enrollment, NationsHealth shall have [***] to [***] the [***]. The [***] will be [***] and [***].
2. Enrollment Maintenance Service Levels (Maintenance includes: [***] and [***] and [***])
a. Timeliness Service Levels
(i) Processing of Enrollee Initiated Changes: [***] of changes initiated by a beneficiary that must be submitted to CMS will be processed and submitted to CMS within [***] of date/time of receipt; [***] within [***] of date/time of receipt.
“Date/time of receipt” means the date/time the paper request arrives at the mail room, a fax request is completed or a request is taken verbally, as the case may be.
(ii) Processing of CMS Reported Changes: [***] of [***] [***] updates from the CMS [***] will be processed within [***] of [***] if there are no [***] and there are no [***]
(iii) Processing of CMS Fallout: [***] (i.e., [***])
•	[***] will be [***] if applicable within [***] of processing of [***]; [***] within [***]

•	[***] of [***] at [***] will be [***] [***] to [***] within [***] of [***].
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b. Quality/Accuracy Service Levels
(i) [***]: No more than [***] of all enrollee requested change records [***] are [***] due to [***] or [***]. [***] of [***] of the [***] will be performed by NationsHealth. During open enrollment, NationsHealth shall have [***] to [***] the [***]. The results will be [***] and [***].
(ii) [***]: [***] of [***]: [***] in [***], [***] or [***]. [***] of [***] of the [***] will be performed by NationsHealth. During open enrollment, NationsHealth shall have [***] to [***] the [***]. The results will be [***] and [***].
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3. Fulfillment Service Levels
a. Timeliness Service Levels
(i) [***]: NationsHealth will [***] of standard [***] of the [***], provided a valid [***] has been supplied.
(ii) [***]: NationsHealth will [***] within the timeframes mandated by CMS, specifically including those documented in [***] of the [***]
(iii) [***]: [***] will be [***]. ([***]). This service level is [***] if the number of [***] exceeds [***] and [***] does not [***] a [***].
(iv) [***]: [***] will be mailed with respect to [***] of all written inquiries within [***]; [***] within [***]. ([***]) This service level is [***] if the number of [***] exceeds [***] Should this [***] will still be responded to per [***] and the [***]
(v) [***]: NationsHealth will perform [***]. If [***] then [***] updated to note that enrollee has an [***].
b. Quality/Accuracy Service Levels
(i) [***]: [***] of all [***] are [***]. (e.g. [***] of [***] result in [***] to Enrollee).
4. Claim Readiness Service Levels
a. Timeliness Service Levels
(i) Sending [***]: [***] of [***] will be [***] of the [***].
(ii) [***]: [***] of [***] from the [***] will be processed and [***].
(iii) [***]: [***] from files [***]. [***] during the [***] caused by NationsHealth will be resolved by NationsHealth [***] [***] of [***].
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b. [***]/Accuracy Service Levels
(i) [***]: [***] of all [***] from NationsHealth to [***] due to [***]. [***] of [***] of the [***] will be performed by NationsHealth. During open enrollment, NationsHealth shall have [***] to [***] the [***]. The results will be [***] and [***] monthly.
(ii) [***]: [***] of [***]: [***], [***]. [***] of [***] of the [***] will be performed by NationsHealth. During open enrollment, NationsHealth shall have [***] to [***] the [***]. The results will be [***] and [***] monthly.
5. Billing Service Levels
a. Timeliness Service Levels
(i) [***]:
•	[***] of enrollees who [***], excluding [***] prior to August 2006, members with [***], members where a [***] [***] has been agreed to by CIGNA, and those members [***] on the [***].

•	[***] of [***] excluding [***] prior to August 2006, members with [***], members where a [***] has been agreed to by CIGNA, and those members [***], [***].
(ii) [***]: [***] of [***] at least [***], belonging to the plan and identifiable to an enrolled member, [***] the [***] ([***]) with the [***] by the [***].
•	Unapplied Enrollee Paid Cash: [***] of all unapplied cash will be researched and resolved within [***] days of receipt, [***] within [***] days and [***] within [***] days.

•	All unapplied cash that cannot be identified to a member or Part D adjustment will be reported to CIGNA within [***] days of receipt of the payment.
(iii) [***]: [***] of [***], excluding records with [***], will be updated before the [***] for which the [***].
(iv) [***]: NationsHealth will perform the following [***] for [***] of members for whom [***] with [***] that meet the criteria for each step.
•	For [***] of members for whom [***] with an [***], NationsHealth will make [***], or [***] of [***].

•	Send an [***] and include [***] on the [***].
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•	For [***] of members for whom [***] with an [***] NationsHealth will make [***], or [***].

•	Send an [***] at [***].

•	Submit [***] documentation to CMS for all members who [***] and [***].
(v) Financial Reporting: NationsHealth will provide the following data feeds and financial reports on a [***]
•	[***] of [***] will be sent via data feed with [***].

•	[***] of [***] that [***] for [***] The [***] and [***]

•	[***] and [***] which [***] to the data feeds.

•	All [***] will be reported to CIGNA with a reason (similar to as listed in [***], an estimated [***] and an [***] of the [***].
b. Quality/Accuracy Service Levels
(i) [***], due to a NationsHealth error in [***], [***] sent to CIGNA (i.e., no more than [***] of [***] and [***] sent by NationsHealth [***] to a NH error in [***].
(ii) NationsHealth will [***] and [***] and [***] with an [***] of [***]. A [***] of [***] will be performed by NationsHealth. CIGNA may [***].
(iii) [***]: [***] on a regular basis as outlined below and be provided by the [***]. Specifically:
•	CMS [***] and [***] will be [***] by NationsHealth to [***] and all discrepancies will be reported to CMS with [***] until resolved.

•
[***] will be [***] to the [***] on [***] with all differences specifically identified and researched. The [***] for the [***]. The [***] will be aged and [***]. All [***] items, not due to a [***], will be [***], [***] and [***].

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6. Call Center Service Levels
a. Timeliness Service Levels
(i) Time to Answer: [***].
(ii) Abandonment Rate: [***].
(iii) Blockage Rate: [***].
(iv) [***]: NationsHealth will not [***]. CIGNA notification will be required [***].
b. Quality/Accuracy Service Levels
(i) [***]: [***] of calls are routed to [***] for [***]. [***] will be mutually agreed to by CIGNA and NationsHealth. [***] will be based on a [***]:
•	[***]

•	[***]

•	[***]

•	[***]

•	[***]
NationsHealth must score within the [***].
(ii) [***]: Monitor and review [***]
C. [***]
On a [***] basis, [***] will determine whether [***] met [***]. Each [***] the [***] not meeting [***] will be calculated using the table below. The [***] will be calculated using [***] and the [***] within this section. In no event will the amount of [***] within calendar quarter or within a calendar year exceed [***]. The [***] measurements will begin effective not later than October 1, 2006 or as shown in the [***]. Any [***] will be assessed beginning as of January 1, 2007. CIGNA will also work with NationsHealth to develop monthly [***] related to [***]. The [***] set forth in this Section C will not be the exclusive remedy to which [***] will be entitled to seek in the event of a [***]
CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

NationsHealth SLA [***]
[***]

Measurement
		Points	Start Month
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	June 2006
[***]	[***]	[***]	June 2006
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	June 2006
[***]	[***]	[***]	June 2006
[***]	[***]	[***]	June 2006
[***]	[***]	[***]	June 2006
[***]	[***]	[***]
[***]	[***]	[***]	June 2006
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

EXHIBIT 5.04B

POST-TRANSITION DATE SERVICE LEVEL REQUIREMENTS
A. GENERAL
These Service Level Requirements are an exhibit to the Second Amended and Restated Preferred Vendor Agreement (the “Agreement”), and apply to Services rendered from and after the Transition Date. USPG shall perform the Services set forth in Article I (“Services and Obligations of USPG”) of the Agreement in accordance with the terms of the Agreement and the Service Levels set forth in Section B (“Service Levels”) hereof. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.
In accordance with the Agreement, services shall be performed, at a minimum, consistent with timeliness, accuracy and quality standards set forth in CMS instructions and guidelines. The Service Levels defined in these Service Level Requirements are specific to standards of timeliness, accuracy and quality in addition to, or in excess of, the standards that are set forth in the CMS instructions and guidelines. If CMS increases its requirements with respect to a Service Level set forth herein such that satisfaction of the Service Level will not meet the new CMS requirements, such Service Level shall automatically be amended to reflect the new requirements. In addition, should the performance of CMS, Argus Health Systems, Inc., State Pharmaceutical Assistance Programs, brokers or agents, or other organizations outside of USPG’s control directly cause USPG to fail to meet a Service Level, USPG will be relieved from its obligation to meet such Service Level for so long as such performance by the organization persists and continues to cause such failure. Any organization which is a direct or indirect subcontractor of USPG shall not constitute an organization which is “outside of USPG’s control.”
Frequency of Determination: On a monthly basis, CIGNA will determine whether the performance of Services met the applicable Service Level Requirements.
B.	SERVICE LEVELS

1.	Enrollment Applications Service Levels
a.	Timeliness Service Levels
(i)	Processing of Completed Phone Enrollments: [***] will be [***] within [***] of the receipt of the enrollment and [***] of [***] will be [***] within [***] of [***].

(ii)	Completion of Incomplete Applications: [***] will be made to [***] in the queue of each [***].

b.	Quality/Accuracy Service Levels
(i)	[***] are [***] in the [***].

(ii)	[***]: [***] are [***] based on criteria mutually agreed to by CIGNA and USPG, which Service Level is [***] rather than [***].
2.	Fulfillment Service Levels
a.	Timeliness Service Levels
(i)	[***]: USPG will [***] of standard [***] of the [***] and [***],

(ii)	[***]: [***] will be [***] with respect to [***] of all written inquiries [***]; [***].

(iii)	[***]: USPG will perform [***].
b.	Quality/Accuracy Service Levels
(i)	[***]: [***] are [***]
3.	Call Center Service Levels
a.	Timeliness Service Levels
(i)	Time to Answer: [***].

(ii)	Abandonment Rate: [***].

(iii)	Blockage Rate: [***].

(iv)	[***]: USPG will not [***]. Advance approval from CIGNA will be required [***].
b.	Quality/Accuracy Service Levels
(i)	[***]: [***] of calls are routed to [***] for [***]. [***] will be mutually agreed to by CIGNA and USPG. [***] will be based on a [***]:
•	[***]

•	[***]

•	[***]

•	[***]

•	[***]
USPG must score within the top [***].
(ii)	[***]: On average, USPG representatives will [***] on [***] mutually agreed to by CIGNA and USPG.

(iii)	[***]: [***] shall be [***] as against [***] to be defined and agreed upon by the Parties prior to the Transition Date.
4.	[***] Services Levels
a.	Timeliness Service Levels
(i)	[***] of [***] will be [***] and [***], unless extensions as defined by CMS are provided.

b.	Quality/Accuracy Service Levels
(i)	[***]: On average, USPG [***] on [***] mutually agreed to by CIGNA and USPG.
C. [***]
[***] with respect to [***] in the period from the Transition Date through the termination or expiration of this Agreement shall be [***] as set forth in this Section C.
[***] On a [***] basis, [***] will determine [***] whether [***] met [***] in the [***] of the [***] in this Section C, and the total [***] of [***] not meeting such [***] if any. [***] will calculate the [***] based on the applicable [***] and the [***] in this Section C. In no event will the amount of [***] within a [***] or within a [***] exceed the [***] amounts defined in the [***]. [***] shall [***] assessed [***] hereunder [***] on which [***] of such [***] or, at CIGNA’s option, CIGNA shall [***] under this Agreement. The [***] set forth in this Section C will not [***] in the event of [***].
[***]. On a [***] basis, [***] will determine [***] whether [***] exceeded [***] in the [***] of the [***] in this Section C, and the total [***] of [***] exceeding such [***] if any. If [***] determines that at least one of such [***] has been exceeded and that all of the Performance Standards in the [***] have been met, [***] will calculate the [***] based on the applicable [***] and the [***] in this Section C. In no event will the amount of [***] within a [***] [***] or within a [***] exceed the [***] amounts defined in the [***]. [***] shall [***] each [***] calculation thereof.

[***]
[***]

[***]

[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]

[***]	[***]	[***]
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[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]

EXHIBIT 6.03
DATA
1.0 Ownership of CIGNA Data. All CIGNA Data is, or shall be, and shall remain the property of CIGNA and shall be deemed CIGNA Confidential Information. Other than as necessary for USPG’s or NationsHealth’s performance under this Agreement, without CIGNA’s approval (in its sole discretion), the CIGNA Data shall not be (a) used by USPG or NationsHealth, (b) disclosed, sold, assigned, leased or otherwise provided to third parties by USPG or NationsHealth or to other third parties or (c) commercially exploited by or on behalf of USPG or NationsHealth. USPG and NationsHealth shall not possess or assert liens or other rights in or to CIGNA Data. To the extent applicable, USPG and NationsHealth hereby irrevocably and perpetually assign, transfer and convey to CIGNA without further consideration all of its and their right, title and interest in and to the CIGNA Data. Upon request by CIGNA, and at CIGNA’s expense, USPG and/or NationsHealth shall execute and deliver any financing statements or other documents that may be necessary or desirable under any Law to preserve, or enable CIGNA to enforce, its rights hereunder with respect to the CIGNA Data.
1.1 Correction of Errors. USPG and or NationsHealth shall promptly correct any errors or inaccuracies in the CIGNA Data and the reports delivered to CIGNA under this Agreement, to the extent caused by USPG or NationsHealth. If requested, and at CIGNA’s request expense, USPG and or NationsHealth shall promptly correct any other errors or inaccuracies in the CIGNA Data or such reports.
1.2 Return of Data. Upon request by CIGNA at any time during the term of this Agreement and upon expiration or termination of this Agreement (or at the end of the Termination Assistance Period if directed by CIGNA), USPG and or NationsHealth shall (a) promptly return to CIGNA, in the format and on the media requested by CIGNA, all or any part of the CIGNA Data and (b) erase or destroy all or any part of the CIGNA Data in USPG’s or NationsHealth’s possession, in each case to the extent so requested by CIGNA. Any archival tapes containing CIGNA Data shall be used by USPG or NationsHealth solely for back-up purposes.
1.3 Reconstruction. USPG and NationsHealth shall be responsible for developing and maintaining procedures for the reconstruction of lost CIGNA Data to the extent the storage of such CIGNA Data is under USPG’s or NationsHealth’s control. USPG and/or NationsHealth shall correct, at CIGNA’s request and sole discretion and at no charge to CIGNA, any destruction, loss or alteration of any CIGNA Data caused by USPG, NationsHealth, or any of their while in USPG’s possession or under USPG’s control.
1.4 Data Safeguards. USPG and NationsHealth shall establish and maintain safeguards against the destruction, loss, or alteration of CIGNA Data in the possession of USPG or NationsHealth.
2.0 Ownership of NationsHealth Data. All NationsHealth Data is, or shall be, and shall remain the property of NationsHealth and/or USPG. Other than as necessary for CIGNA’s performance under this Agreement, the NationsHealth Data shall not, without NationsHealth’s or USPG’s approval (in their sole discretion), be (a) used by CIGNA, (b) disclosed, sold, assigned, leased or otherwise provided to third parties by CIGNA or to other third parties or (c) commercially exploited by or on behalf of CIGNA. CIGNA shall not possess or assert liens or other rights in or to NationsHealth Data. To the extent applicable, CIGNA hereby irrevocably and perpetually assigns, transfer and conveys to NationsHealth and/or USPG without further consideration all of its right, title and interest in and to the NationsHealth Data. Upon request by NationsHealth or USPG and at NationsHealth and/or USPG’s expense, CIGNA shall execute and deliver any financing statements or other documents that may be necessary or desirable under any Law to preserve, or enable NationsHealth or USPG to enforce, their rights hereunder with respect to the NationsHealth Data.

2.1 Return of Data. Upon request by NationsHealth or USPG, at any time during the term of this Agreement and upon expiration or termination of this Agreement (or at the end of the Termination Assistance Period if directed by NationsHealth or USPG), CIGNA shall (a) promptly return to NationsHealth or USPG, in the format and on the media requested by NationsHealth or USPG, all or any part of the NationsHealth Data or (b) erase or destroy all or any party of the NationsHealth Data in CIGNA’s possession, in each case to the extent to requested by NationsHealth or USPG. Any archival tapes containing NationsHealth Data shall be used by CIGNA solely for back-up purposes.
3.0 Duplicative Data Fields. The Parties agree that there may be duplicative data fields in the CIGNA Data and the NationsHealth Data.
4.0 Intellectual Property
4. 1 During the term of this Agreement, USPG and NationsHealth shall assist CIGNA or its designee, at CIGNA’s expense, in every reasonable way to secure all of CIGNA’s worldwide rights, title and interest in CIGNA Intellectual Property in any and all countries, including the disclosure to CIGNA of all pertinent information and data with respect thereto, the execution of all applications, registrations, filings, specifications, oaths, assignments, confirmation of assignments and all other instruments which CIGNA shall deem reasonably necessary or appropriate in order to apply for and obtain such rights, title and interest and in order to assign and convey to CIGNA, its successors, assigns and nominees the sole and exclusive rights, title and interests in and to CIGNA Intellectual Property. USPG and NationsHealth further agree that their obligation to execute or cause to be executed any such instrument or papers shall continue after the expiration or termination of this Agreement. If testimony or information relative to any of said matters or related to any interference or litigation is requested by CIGNA either during the term of this Agreement or following its expiration or termination, USPG and NationsHealth agree to give all information and testimony and do all things reasonably requested by CIGNA and at CIGNA’s expense. If CIGNA is unable because of USPG’ s and/or NationsHealth refusal or dissolution to secure a signature by or on behalf of USPG to apply for or to pursue any application, registration, filing or other instrument for any United States or foreign intellectual property rights covering the CIGNA Intellectual Property, then USPG hereby irrevocably designates and appoints CIGNA and its duly authorized officers and agents as USPG’s agent and attorney in fact, to act for and on USPG’ s and NationsHealth’s behalf and stead to execute and file any such application, registration, filing or other instrument, and to do all other lawfully permitted acts to further the prosecution and issuance of such intellectual property rights, with the same legal force and effect as if executed by USPG or NationsHealth.

4.2 During the term of this Agreement, CIGNA shall assist NationsHealth, USPG or its or their designee, at NationsHealth or USPG’s expense, in every reasonable way to secure all of NastionsHealth’s or USPG’s worldwide rights, title and interest in NationsHealth/USPG Intellectual Property in any and all countries, including the disclosure to NationsHealth or USPG of all pertinent information and data with respect thereto, the execution of all applications, registrations, filings, specifications, oaths, assignments, confirmation of assignments and all other instruments which NationsHealth or USPG shall deem reasonably necessary or appropriate in order to apply for and obtain such rights, title and interest and in order to assign and convey to NationsHealth, USPG, its or their successors, assigns and nominees the sole and exclusive rights, title and interests in and to the NationsHealth/USPG Intellectual Property. CIGNA further agree that their obligation to execute or cause to be executed any such instrument or papers shall continue after the expiration or termination of this Agreement. If testimony or information relative to any of said matters or related to any interference or litigation is requested by NationsHealth or USPG either during the term of this Agreement or following its expiration or termination, CIGNA agrees to give all information and testimony and do all things reasonably requested by NationsHealth or USPG and at NationsHealth’s or USPG’s expense. If NationsHealth or USPG is unable because of CIGNA’s refusal or dissolution to secure a signature by or on behalf of NationsHealth or USPG to apply for or to pursue any application, registration, filing or other instrument for any United States or foreign intellectual property rights covering the NationsHealth/USPG Intellectual Property, then CIGNA hereby irrevocably designates and appoints NationsHealth and USPG and their duly authorized officers and agents as CIGNA’s agent and attorney in fact, to act for and on CIGNA’s behalf and stead to execute and file any such application, registration, filing or other instrument, and to do all other lawfully permitted acts to further the prosecution and issuance of such intellectual property rights, with the same legal force and effect as if executed by CIGNA.
5.0 Continued Provision of Services
5.1 Business Continuation. USPG and NationsHealth shall (a) within 180 days after the original Effective Date (May 4, 2005), develop a detailed disaster recovery and business continuation plan, including resource and infrastructure requirements that shall enable USPG and NationsHealth to provide the Services in accordance with this Agreement, (b) during the term of this Agreement, implement and comply with the disaster recovery and business continuation services described in this Exhibit 6.03 and the plans developed pursuant to sub-section (a) above and (c) test and successfully verify to CIGNA that the disaster recovery and business continuation plan is fully operational and capable of restoring operations so that USPG or NationsHealth is providing the Services as contemplated in this Agreement. Upon the discovery by USPG or NationsHealth of a disaster or business interruption, USPG or NationsHealth shall promptly provide CIGNA and the impacted CIGNA entities with a notice of a disaster or business interruption or otherwise affecting the provision or receipt of the Services.

5.2 Implementation of Plan and Restoration of Services. In the event of a disaster or business interruption (including a Force Majeure Event, as defined below), USPG and NationsHealth shall implement or cause to be implemented the disaster recovery and business continuation plan. In the event USPG and NationsHealth do not implement, or cause to be implemented, the disaster recovery and business continuation plan and restore the Services in accordance with such plan as set forth in this Exhibit CIGNA may terminate this Agreement in whole or in part, for cause upon notice to USPG and NationsHealth without regard to any cure period and CIGNA may pursue any and all available rights and remedies. In the event of a disaster, USPG shall not increase its charges under this Agreement or charge any CIGNA entity usage fees in addition to the fees to be paid under this Agreement.
5.3 Force Majeure. If and to the extent that the performance by CIGNA or USPG or NationsHealth (an “Affected Party”) of any of its obligations pursuant to this Agreement, as applicable, is prevented, hindered or delayed directly by an act of God, riot, war, earthquake, acts of terrorism by public enemy, strikes, lockouts or labor disputes or any other similar cause beyond the reasonable control of such Affected Party (excluding labor disputes or strikes involving a Party’s own personnel) (each, a “Force Majeure Event”), and such non-performance, hindrance or delay could not have been prevented by reasonable precautions, then the Affected Party shall be excused for such hindrance, delay or non-performance, as applicable, of those obligations affected by the Force Majeure Event for as long as such Force Majeure Event continues and the Affected Party continues to use commercially diligent efforts to recommence performance whenever and to whatever extent reasonably possible without delay, including through the use of alternate sources, workaround plans or other means; provided, however, that the use of such alternate sources, workaround plans or other means shall cease, upon the cessation of the Force Majeure Event. For so long as a Force Majeure Event continues, the non-Affected Party shall, upon the Affected Party’s reasonable request cooperate with the Affected Party. The Affected Party shall immediately notify the other Party of the occurrence of the Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event. The occurrence of a Force Majeure Event does not excuse, limit or otherwise affect USPG’s obligation to provide either normal recovery procedures or any other disaster recovery services, except to the extent that such procedures or services are directly affected by such Force Majeure Event. For the avoidance of doubt but without limiting the foregoing, each party shall be deemed in breach of this Agreement for failures to perform its obligations other than failures due to Force Majeure Events.
5.4 Alternate Source. If and for so long as any Force Majeure Event prevents, or substantially hinders or delays, the performance of any critical Service for longer than the recovery period specified in the applicable disaster recovery and business continuation plan, CIGNA may procure part or all of the Services from an alternate source (after consultation with USPG) in which case CIGNA shall have no obligation to compensate USPG for the Services for time period that the Services, or part of them, are procured from an alternate source.

EXHIBIT 11.01A
PRE-TRANSITION DATE SERVICING PROCEDURES
The servicing procedures set forth below in this Exhibit 11.01A shall be implemented until the Transition Date, and the servicing procedures set forth in Exhibit 11.01B shall be implemented on and after the Transition Date.
Source Code Escrow: NationsHealth and CIGNA will arrange for a third party escrow agent at CIGNA’s expense. NationsHealth shall place in escrow the source code of the NationsHealth- developed software programs the (“Source Code”) used by USPG in connection with the performance of the Services under the Agreement (the “Software.”) Upon the occurrence of the Triggering Event (defined below), the escrow agent will release the Source Code to CIGNA upon CIGNA’s written request, at no additional cost to CIGNA. USPG shall update the escrowed Source Code daily unless CIGNA specifies less frequent updates.
Back-Up Site Setup and Operation: USPG agrees to replicate the PDP member servicing capabilities and member servicing database to a back-up site under CIGNA’s ownership or control. CIGNA shall procure the back-up site, and pay for all direct and indirect expenses and costs associated with the procurement, management and maintenance of the back-up site. NationsHealth and/or USPG will provide know-how, expertise, and personnel resources to assist CIGNA, without cost to CIGNA, in replicating the functionality of the member servicing capabilities and member servicing database.
Back-Up Site Testing: CIGNA shall have the right to periodically test the PDP member servicing functions operating at the back-up site to verify the site’s readiness.
Triggering Event: The Triggering Event shall be deemed to have taken place upon the occurrence of a “For Cause” termination event as described in Section 5.04(e) of the Strategic Agreement, or in the event that USPG and NationsHealth no longer offer the Services.
Servicing Transition: Upon the occurrence of the Triggering Event, CIGNA may commence production use of the backup site and perform the Part D member servicing functions without further notice to, or consultation with, NationsHealth and without electing to terminate this Strategic Agreement.
Grant of License: NationsHealth hereby grants to CIGNA, at no additional cost to CIGNA, a non-exclusive, non-transferable, non-sublicensable, royalty-free license to use one complete copy of the Software, including the Source Code once released from escrow upon the occurrence of the Triggering Event, used by USPG in connection with the performance of the Services under the Strategic Agreement to enable CIGNA to perform the Services for its own benefit as described in this Exhibit 11.01A. As between NationsHealth and CIGNA, CIGNA acknowledges that the Software and Source Code are the sole and exclusive property of NationsHealth and that CIGNA has no rights in the Software and Source Code except those expressly granted by the Strategic Agreement. For the avoidance of doubt, the license described herein shall survive the termination of the Strategic Agreement.

Telephone Number Transitioning: Upon the occurrence of the Triggering Event CIGNA shall have the right to instruct NationsHealth to port the Part D member servicing 800 numbers to CIGNA. CIGNA shall then control the routing of these 800 numbers.
Servicing Staff Continuity: CIGNA and NationsHealth agree to allow CIGNA to employ up to 10 NationsHealth Part D member services agents to facilitate the continuous provision of the Services set forth in Exhibit 1.03A (i.e., Pre-Transition Date Services). These member services agents shall continue to perform Part D member services on the NationsHealth database under the direction of NationsHealth. Upon the occurrence of a Triggering Event, CIGNA may employ up to 10 other personnel of NationsHealth to facilitate the continuous provision of the Services. In such event, NationsHealth agrees to waive any applicable non-competes with respect to such personnel, but only in connection with their retention by or employment with respect to CIGNA and not in connection with third parties. All such personnel shall still be subject to any confidentiality or non-disclosure agreements or covenants in favor of NationsHealth and/or USPG, and NationsHealth and USPG are under no obligation whatsoever to waive any such confidentiality or non-disclosure agreements or covenants.

EXHIBIT 11.01B
POST-TRANSITION DATE SERVICING PROCEDURES
The servicing procedures set forth below in this Exhibit 11.01B shall be implemented on and after the Transition Date, thus replacing the servicing procedures set forth in Exhibit 11.01A which shall be implemented until the Transition Date.
Source Code Escrow: NationsHealth and CIGNA will arrange for a third party escrow agent at CIGNA’s expense. NationsHealth shall place in escrow the source code of the NationsHealth- developed software programs the (“Source Code”) used by USPG in connection with the performance of the Services under the Agreement (the “Software.”) Upon the occurrence of the Triggering Event (defined below), the escrow agent will release the Source Code to CIGNA upon CIGNA’s written request, at no additional cost to CIGNA. USPG shall update the escrowed Source Code daily unless CIGNA specifies less frequent updates.
Back-Up Site Setup and Operation: USPG agrees to replicate the PDP member servicing capabilities to a back-up site under CIGNA’s ownership or control. CIGNA shall procure the back-up site, and pay for all direct and indirect expenses and costs associated with the procurement, management and maintenance of the back-up site. NationsHealth and/or USPG will provide know-how, expertise, and personnel resources to assist CIGNA, without cost to CIGNA, in replicating the functionality of the member servicing capabilities.
Back-Up Site Testing: CIGNA shall have the right to periodically test the PDP member servicing functions operating at the back-up site to verify the site’s readiness.
Triggering Event: The Triggering Event shall be deemed to have taken place upon the occurrence of a “For Cause” termination event as described in Section 5.04(e) of the Strategic Agreement, or in the event that USPG and NationsHealth no longer offer the Services.
Servicing Transition: Upon the occurrence of the Triggering Event, CIGNA may commence production use of the backup site and perform the Part D member servicing functions without further notice to, or consultation with, NationsHealth and without electing to terminate this Strategic Agreement.

Grant of License: NationsHealth hereby grants to CIGNA, at no additional cost to CIGNA, a non-exclusive, non-transferable, non-sublicensable, royalty-free license to use one complete copy of the Software, including the Source Code once released from escrow upon the occurrence of the Triggering Event, used by USPG in connection with the performance of the Services under the Strategic Agreement to enable CIGNA to perform the Services for its own benefit as described in this Exhibit 11.01B. As between NationsHealth and CIGNA, CIGNA acknowledges that the Software and Source Code are the sole and exclusive property of NationsHealth and that CIGNA has no rights in the Software and Source Code except those expressly granted by the Strategic Agreement. For the avoidance of doubt, the license described herein shall survive the termination of the Strategic Agreement.
Telephone Number Transitioning: Upon the occurrence of the Triggering Event CIGNA shall have the right to instruct NationsHealth to port the Part D member servicing 800 numbers to CIGNA. CIGNA shall then control the routing of these 800 numbers.
Servicing Staff Continuity: Upon the occurrence of a Triggering Event and CIGNA’s delivery to NationsHealth of a notice of interest to hire or otherwise retain certain specified personnel of NationsHealth or USPG, including specified member service agents, to facilitate the continuous provision of any or all of the Services set forth in Exhibit 1.03B (i.e., Post-Transition Date Services), NationsHealth shall not terminate, reassign or otherwise remove such personnel prior to the effective date of termination, and shall facilitate, prior to the effective date of termination, CIGNA’s communication with, and access to, such personnel to enable CIGNA to solicit and hire or otherwise retain them. NationsHealth agrees to waive any applicable non-competes with respect to such personnel, but only in connection with their retention by or employment with respect to CIGNA and not in connection with third parties. All such personnel shall still be subject to any confidentiality or non-disclosure agreements or covenants in favor of NationsHealth and/or USPG, and NationsHealth and USPG are under no obligation whatsoever to waive any such confidentiality or non-disclosure agreements or covenants.